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Semi-Annual Report
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                                                              The Citizens Index

                                                              has performed like

                                                               a "Clean Machine"
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


President's Letter


[Photo of Sophia Collier]
Sophia Collier



Dear Shareholders:

We all have heroes who serve as a secret measure of our own success. In fact, these personal heroes often help us define success. For many of us, this pantheon of inner greats might include people like the late Barbara Jordan. She began her life in the shadow of poverty and racism in Houston's Seventh ward and later became a congresswoman whose eloquent defense of the constitution lead to the resignation of President Nixon. Or, there's Christoph Meili, the "document hero," who this month stepped onto the world stage from his quiet life as a security guard at the headquarters of the Union Bank of Switzerland. At risk of his job, he blew the whistle on the bank's illegal and deplorable midnight shredding of Nazi-era documents.
         For me, working in the very different - and often abstract - world of financial assets - I must confess to also holding a secret admiration for, not an individual, but a fund: the Vanguard Index 500.
         The performance of the Vanguard Index 500 has defined success for the mainstream mutual fund market in recent years. As shareholders know, it is our mission at Citizens Trust to achieve strong financial performance. In my mind, we are not serving you well if we cannot attain or exceed market averages while investing in socially responsible companies.
         So my private goal has been to best the performance of this large and famous portfolio and to accomplish this good performance by investing only in companies that meet our social screens. And in 1996 we did it. Our largest portfolio, the Citizens Index Portfolio, returned for the one year ended 12/31/96, 23.1% vs. Vanguard Index 500 at 22.9%. (Our average annual return since inception on March 3, 1995 for the period ended 12/31/96 is 25.9%.) This one year return placed the Citizens Index Portfolio among the "top performing indexes of 1996," according to USA Today (1/17/97).
         While past performance is not a guarantee of future results,the success of the Citizens Index Portfolio is important and worth noting because it places us at the forefront of an industry wide trend. Index investing uses a market weighted collection of stocks to represent a broad cross section of industries. I believe our index leads this trend because our special corporate screening process finds the best companies in an industry not just the average ones. It makes sense to me that many of our 300 companies in the Citizens Index will do better than average companies (eg., the S&P 500) over any long-term period.
         Compare our companies in this report to those who flunked our screens like Texaco whose racial discrimination lawsuit brought a $176 million dollar fine or ADM whose lawsuits over price fixing have only just begun. Our companies are not fettered with these difficulties and they can focus on new products and services - creating value for customers and profits for shareholders.
         Mutual funds in general are an increasingly important part of all our lives, a tool many of us are relying upon to build savings and security for the future. In this report I would like to address that importance by guiding you through the rest of this document. I will continue my letter throughout giving a few comments on each page. These reports can be a bit dry, filled as they often are with page after page of financial tables and lists and what may seem like self-congratulatory comments by portfolio managers (and presidents!) Yet, these numbers are important. Important enough for you to spend a few minutes to understand. So please, follow me and the bouncing ball to page 2...




/s/ Sophia Collier

Sophia Collier
President
February 11, 1997

Manager's Comments

 ...Any semi-annual report begins with the Portfolio Managers' reports. Portfolio Managers are the financial professionals who work on the front lines, day to day, buying and selling securities with the objective of making the shares in your Portfolio more valuable. At the head of each Portfolio Manager's report is a quick reference to the Portfolio, its investment objective, the ground rules by which the Portfolio invests and the results it achieved over last year. Following this snapshot of the portfolio, you will find the Manager's six month recap which includes a synopsis of last year's market environment, the Portfolio Manager's investment strategies, how these strategies worked and the Portfolio Manager's outlook for next year. It's a good way to understand the "attitude" and objectives of a Portfolio before we explore the "nuts and bolts" in the financial tables that follow...

US Equity Markets Report
Company size had a significant effect on performance last year. In all three market segments - large capitalization, medium capitalization, and small capitalization - the largest 20% of companies significantly outperformed their smaller counterparts. Clearly, investors were looking for the "safest" companies, and they decided that bigger was better.
         An investment in the largest 20% of the S&P 500 returned +31% while an investment in the smallest 20% of the S&P 500 small cap index returned -5%. Perhaps the most dramatic example of this was the Russell 2000. A small cap index with 2000 members, it returned 14% in 1996 while 40% of all stocks between the sizes of $10 million and $1 billion fell in value by 30% or more!
         The movement of investment capital into larger companies helped our Citizens Index Portfolio, which invests in larger stocks, and hurt our Citizens Emerging Growth which focuses on smaller stocks. More details are provided in the individual manager's reports.

Portfolio: Citizens Index
Portfolio Manager: Edwin Ek
Objective: Capital Appreciation

The Ground Rules: Invests up to 100% of assets at all times in the 300 companies that comprise the Citizens Index in a fixed proportion equal to the market weight of each company.

The Results: Total return of 13.06% for the six months ended 12/31/96. For the period ended 12/31/96, the Citizens Index Portfolio returned 23.1% for one year total return and had an average annual total return since inception on 3/3/95 of 25.9%. The new Institutional class shares for the Citizens Index Portfolio returned 13.40% for the six months ended 12/31/96. The S&P 500 returned 23.1% for the year ended 12/31/96.

Six Month Recap:

[Photo of Edwin Ek]
Edwin Ek

The strategy for the Citizens Index Portfolio is to invest as closely as possible in the 300 socially screened companies of the Citizens Index. The performance of the Portfolio then will be similar to the performance of the Citizens Index itself, less the costs of operating the portfolio and adjusted for the impact of any cash held in the portfolio. (Cash will add to the performance when the market is heading down and subtract when the market is going up.)
         In the Citizens Index, the fifteen largest holdings represent 39% of the total market capitalization. These stocks returned a very impressive 47% in 1996, led by the technology stocks of Intel, Microsoft, and Cisco Systems, with returns of 131%, 88%, and 71% respectively.
         During the six months ended 12/31/96 our top performing sectors were Electronics and Banks with total returns of 32.41% and 28.10%. Since 11.28% of the portfolio was invested in Electronics, it added 1.40% to our total return relative to the S&P 500.
         Our performance relative to the S&P 500 was also helped by the fact that we had no investments in Bay Networks, ITT Corp., or Telecommunications Inc., all of which had strong negative returns. These companies failed our social screens and therefore were never part of our portfolio.
         Two other examples of companies in the S&P 500 that didn't make it into the Citizens Index are Bausch & Lomb, named in an anti-competitive lawsuit brought by 21 state district attorneys. It lost 16.41%. Another, Pepsico, was hurt when it came to light that they owned 40% in a Burmese bottler. The Pepsico stock slipped by 16.96%. Again social screening helped us avoid these troubled companies.
         Among our approved companies we also had some losers. The worst was Fresh Choice, a restaurant operator which lost 42.86% on poor sales. This company was dropped from Citizens Index in November and was replaced by Darden Restaurants which we believe has better prospects.


2  Citizens Trust Semi-Annual Report

         While it is likely that the market, as a whole, will have the same high returns we enjoyed in 1995 and 1996, the index strategy will continue to avoid timing the market. Therefore we will remain fully invested and harvest the returns available from our 300 company universe.

Portfolio: Citizens Emerging Growth
Portfolio Manager: Rick Little
Objective: Aggressive Growth

The Ground Rules: Invests in the common stock of US Domestic Companies with an average capitalization of $2 billion; can invest in cash in times of market volatility or projected downturns.

The Results: -1.48% total return for the six months ended 12/31/96; 13.91% for the year ended 12/31/96 and 20.53% since inception on 2/8/94. The Russell 2000 small-cap index returned 14.0% for the year ended 12/31/96.


[Photo of Rick Little]
Rick Little

Six Month Recap:
The last six months of 1996 were tough on the smaller companies of the type that make up the Citizens Emerging Growth Portfolio. Though the Portfolio had gained fully 15.62% through June of 1996, it lost 1.48% in the year's second half.
Most of that loss occurred in the final quarter of the year.
         It is important to emphasize that by and large the portfolio losses in the last few months of the year were not a function of adverse developments within the companies we hold. Losses had more to do with the industry-wide migration of investment dollars to large companies. Most of the companies represented by our major portfolio positions continued to produce strong business results. Many of the small companies in the Citizens Emerging Portfolio simply fell out of favor (and fell in price) with Wall Street and the investment community in 1996, despite their strong operating results.
         During difficult markets such as these, our investment discipline remains consistent. It has served shareholders well in the past and will continue to do so. Our discipline, or strategy, focuses on company fundamentals, the solid underpinnings of business success. Companies which are demonstrating strong business earnings momentum and which continue to win within their market are considered for investment. Our investment discipline requires that portfolio companies consistently meet these criteria.
         Disappointments in business earnings, or a plateauing in growth are signals that the stock should be sold. Thus, the portfolio is managed actively, in the search for companies with superior and sustainable business earnings momentum.
         So while some of our portfolio holdings may not be a hot topic on Wall Street, we have confidence that their continued strong business earnings will bring them back into favor with investors. We believe our selection process is sound and that we will be vindicated in our decision to hold onto these stocks.
         Among the major contributors to the Portfolio's return over the last twelve months was Envoy Corporation, a leading provider of electronic transaction processing services for the healthcare industry. The trend away from paper based transactions has allowed the market for electronic transmission of medical claims to grow by more than 30% last year. Envoy's earnings grew at a rate better than 40% in 1996. Another winner, Tellabs, designs and manufactures voice and data equipment used in public and private communications networks worldwide. As expected, the stock appreciated dramatically in 1996 to the point that its growth opportunities seemed limited. We bought in at $24.50 on 4/1/96 and sold eight months later at 39.50, a gain of 61%. Last fall we bought Altera, a leader in high-density, high-performance programmable logic devices (PLDs) for $25. As of 12/31/96 their stock was at $36.37, a gain of 46%. We continue to hold Altera because their primary customers - including communications, consumer and the broad based computer market - are also experiencing robust demand. This should allow Altera to continue to capitalize on its dominant position (24% market share) within the PLD market.
         On the downside, Arbor Software, a developer of client server software for business planning and analysis lost 21% when we sold it after four months in October. Although their industry continues to grow, a disruption in the sales channel between Arbor and their distributors increased the company's risk profile and the stock was sold. Cirrus Logic, a developer of user interface applications, as well as mass storage and communications devices, was bought for $20.50 last October and had lost 24% as of 12/31/96. We will continue to hold this stock as a shift from 2d graphic accelerators to 3d accelerators should create large opportunities for companies with the products and expertise to capitalize on consumers' appetite for better graphics cards.

Manager's Comments

         Looking ahead, the fundamentals for investment in mid-to-smaller capitalization companies continue to be compelling. We believe three factors should boost returns for small and mid-cap stocks. First, their relative valuation to large stocks on a P/E basis is at the lowest level in nearly 2 1/2 years. Second, the supply/demand imbalance created by a rush of new offerings prior to the presidential elections and lack of money flows into aggressive mutual funds, should begin to reverse. Finally, renewed interest and support for a potential capital gains tax cut may place a premium on capital gains over current income, a situation ideally suited for small and mid cap issues. These factors, coupled with our continued focus on our investment discipline should continue to provide Citizens Emerging Growth shareholders with competitive returns.

Portfolio: Citizens Global Equity
Portfolio Manager: Lila Clemente
Objective: Capitol Appreciation

The Ground Rules: Can invest anywhere in the world, provided that it holds at least 50% non-US companies and a minimum of three countries. To reduce risk cannot invest more than 25% in emerging markets.

The Results: For the six months ended 12/31/96 we were up 3.45%, which lagged the 4.7% return of our benchmark: the Financial Times World Index. For the full year 1996, we beat the index with a return of 13.16% vs. 10.8%.


[Photo of Lilia Clemente]
Lilia Clemente

Six Month Recap:
In the second half of 1996 we missed out on the US market, up 10.5% in the second half of the year as measured by the S&P 500. We avoided a big exposure to the US because we felt that overall market valuations were reaching dangerously high levels. However, as it worked out some of our largest and best performing holdings were US companies. Intel was the leader with a return of about 70% in the second half of the year.
         In Europe our forecasting was more on target. We saw a period of rapid growth fueled by lower interest rates; therefore, we allocated an increased percentage to these markets. We focused primarily on France, Ireland, The Netherlands, and Belgium and de-emphasized the other European markets with the exception of Norway, Italy and Spain.

We chose defensive stocks such as telephone companies, media companies, and interest rates sensitive issues such as banks. This strategy paid off with some of our European picks displaying the best performance over this period. Our top performers in the second half of 1996 were Tomra Systems (+47%), a Norwegian company which specializes in beverage containers recycling machinery; Aegon, a Dutch insurance company provided us with returns in excess of 37%; VNU (+34%) also in the Netherlands, a leading media company which was selling at a steep discount to its peer group with strong earnings prospects. Power Screen, an Irish engineering company operating in the booming UK construction sector, gave us a gain of 23%. We recorded very nice gains in Italy with Bulgari (+24%) in the luxury consumer goods sector and Telecom Italia (+20%), the leading Italian telecommunications company.
         We chose investments in Japan given the prospects for the acceleration of domestic sales and earnings within Japan. Targets for investment were large companies where we expected to benefit from corporate restructuring, exporters who would have improved sales from a weaker yen and consumer plays which we thought would benefit from the rising household income and spending within Japan. Unfortunately, Japan turned out to be one of the worst performing markets, down 18% in dollar terms in the second half of the year on fears of an aborted economic recovery. Despite the poor showing of the Japanese market some of our holdings did quite well: NEC and TDK gave us positive returns in the second half of the year of (+17%) and (+15%) respectively, as they benefited from a weaker yen.
         Within Latin America we increased investments in Brazil and Mexico. We added new names in Mexico such as Tubos de Accro de Mexico, a provider of seamless steel tubes to the energy sector, which gave us a handsome return of 50% in the second half of 1996 despite the fact that the Mexican market did not meet our expectations, rising by only 0.8%.

Investment Strategy for 1997
The Citizens Global Equity portfolio continues to favor European markets where the fund has a 50% weighting. Our favorite names in Europe includes companies such as Salomon (leading French sporting goods and golf equipment producer, known under the Taylor Made name), Tomra Systems (a Norwegian company which specializes in beverage containers recycling machinery), Telecom Italia (leading telephone company in Italy). We continue to focus on Japanese companies that are beneficiaries of a weaker yen and on consumer plays in response to a pick up in household spending. In the former category is Canon, a global leader in office automation with 78% of sales outside of Japan.


4  Citizens Trust Semi-Annual Report

         Emerging markets have benefited as investors moved in looking for value on the back of a poor performance in 1995. In our opinion, one of the most attractive emerging markets in Asia is the Philippines, a country that is benefiting from sustained economic growth, superior corporate earnings growth and relatively stale political regime. Our favorite stock is C&P Homes, the largest private low-cost housing developer in the Philippines, well positioned to capitalize on increased demand for inexpensive housing. In Latin America, our favorite countries are Brazil and Mexico. These markets should be supported by a favorable inflation outlook and ongoing political and economic reform. Our largest holding in the area is Telebras, Brazil's leading telecommunications company.

Portfolio: Citizens Income
Portfolio Manager: Gail Seneca
Objective: High current income

The Ground Rules: Invests at least 65% of its assets in taxable bonds rated as "investment grade".

The Results: 5.71% for the six months ended 12/31/96; 4.85% for the year ended 12/31/96 and 7.09% average annual return since inception on 6/10/92. The Lehman Government/Corporate Intermediate Index returned 4.05% for the year ended 12/31/96.


[Photo of Gail Seneca]
Gail Seneca

Six Month Recap:
Bond market action in 1996 was extremely volatile. Long term interest rates rose from less than 6% at the start of the year to over 7% by fall. While this is a swing of only one percent, readers of our prospectus will recall that the price of bonds varies inversely with interest rates. For longer term bonds a 1% swing can cause a change 15% or more in the price of a bond.
         This very difficult environment for bond investors produced a below average return, of just 2.9%, for the broad bond market, as measured by the Lehman Government/Corporate Index. The Citizens Income Portfolio outperformed the broad market, returning 4.85% for the year.
         The portfolio achieved these strong results by emphasizing high current income. Instead of attempting to time the swings in the market, the Citizens Income Portfolio maintains an intermediate term maturity exposure, and over long periods, realizes most of its return through current income. Our approach seeks to ensure that investors will receive a high and steady income stream despite volatile market conditions.
         The bulk of our analytic work concentrates on the identification of bonds which can provide a steady, high income stream. In 1996, the portfolio invested mainly in corporate bonds and mortgage backed securities. Some of the best performers over the second half of 1996 included Smiths Food and Drug, MVE Inc., Orchard Supply and Hardware (purchased by Sears Roebuck and Co.), and Weingarten Realty Investors. As of 12/31/96 our top holdings include mortgage backed bonds issued by FHLMC, FNMA and GNMA as well as corporate issues such as Corporate Express, Continental Cablevision, Equity Residential Properties, Orchard Supply and Hook Super-X.
         Market volatility will continue in 1997, but we believe rates will probably fluctuate within a fairly tight range between 6% and 7.25%. Inflation appears steady at about 3% in the U.S., and has fallen to even lower levels in other industrialized countries. "Real" or inflation adjusted returns from bonds at 6% - 7.25% are therefore quite attractive. Our approach will remain focused on providing above market returns through the disciplined, low risk strategy which has proven so beneficial for the Portfolio thus far.

Portfolio: Muir California Tax-Free Income
Portfolio Manager: Gail Seneca
Objective: Current income exempt from California State and Federal Taxes.

The Ground Rules: Invests up to 100% in California municipal securities.

The Results: 4.46% for the six months ended 12/31/96; 3.19% for the year ended 12/31/96 and 6.47% average annual return since inception on 6/10/91. The Lehman 7 Year Municipal Index returned 4.36% for the year ended 12/31/96.

Six Month Recap:
The most important news for tax-free investors in 1996 is that the market for municipal securities seems to have recovered from its long slump. At 12/31/96, the current distribution rate for the Portfolio was 3.73%, which translates into a very attractive tax equivalent yield of over 6.93% for California taxpayers. This means that for the first time in several years investors in high tax brackets who invest in taxable bonds may actually do better in tax-free bonds.
         Although interest rates were volatile during the year, yields on municipal bonds finished the year only moderately higher than at 1995 year end. More noteworthy, however, is the fact

Manager's Comments

that the elimination of the prospect of "tax reform" has caused a pleasant upward revaluation of the municipal market.
         However, not all is good news. While an improvement in the California economy has resulted in credit upgrades by both Moody's and Standard & Poor's in the rating of issues of the state and its agencies, concerns over the passage of Prop. 218, which limits the flexibility of the counties to satisfy their financial obligations, caused the rating agencies to reduce the ratings on the large counties of San Diego and Los Angeles. To protect the portfolio from this risk, we have paid particular attention to the essentiality of the purposes for the bonds in which we have invested, concentrating our purchases largely in essential service revenue bonds. As additional protection, over half of the bonds in the portfolio are insured and carry an AAA rating.
         We continue to perceive good value in California municipals for high tax bracket individuals. Stable, tax free return, produced by a risk averse strategy focused on intermediate rather than long maturity bonds, remains our objective.

Citizens Trust Money Market Portfolio

Portfolios: The E*fund and the Working Assets Money Market Portfolio Portfolio Manager: Danita Wright
Objective: Current income consistent with safety and liquidity

The Ground Rules: Invest only in short-term money market instruments (short-term debt issued by branches of the government corporations, banks, or other financial institutions) that we believe present minimal risk. We must maintain a weighted average maturity of 90 days or less for the portfolio as a whole

The Results: For the period ended 12/31/96 the Working Assets Money Market Portfolio had a 7-day simple yield of 4.22% with a 7-day effective yield of 4.31%. The Working Assets Money Market Portfolio Institutional Class Shares had a 7-day simple yield of 4.64% and a 7-day effective yield of 4.96%. The E*fund had a 7-day simple yield of 5.44% with a one year total return of 5.96%.


[Photo of Danita Wright]
Danita Wright

Six month recap:
In contrast to the volatile long-term bond market, short-term rates held steady through 1996. The Federal Reserve changed rates only once, in February, taking the Federal Funds rate to 5.25%. Despite great speculation that the Fed would tighten in the year's second half, policy was unchanged. Money market investments, as a result, offered great stability during the year.
         Throughout the year, the overall "yield curve" - the maturity spectrum from overnight debt instruments to 30 year maturities - was relatively flat. Money market instruments offered a return of about 5%, while 30 year maturities traded between 6% and 7%.
         In this climate, money market investors had little incentive to lengthen maturities. Accordingly, the Citizens Money Market Funds maintained fairly short maturities, around 30 days, throughout the year. In doing so, and in investing in the highest yielding high quality instruments available, the funds have produced competitive returns.
         The E*fund in particular has done well in 1996. With the addition of the "E*fund Refund", the E*fund was #1 for one year total return for the period ended 12/31/96, based on Lipper Analytical Services, Inc.'s list of 288 money market portfolios. The E*fund materially benefited from a fee waiver of 0.5% without which the return would have been lower. The Adviser plans to continue this waiver at least through 2/28/97.
         The "E*fund Refund" takes 1% of the purchases made with the fund's debit card and returns it to the fund up to 9.75% of the fund's gross investment income. It's an innovation designed to enhance the traditional characteristics of a money market portfolio: "safety and liquidity". The debit card and the free checking that come with the E*fund take its liquidity to the level of a transactional account, while the extra income provided by the "E*fund Refund" enhances the Portfolio's return.
         Going into 1997, expectations of the Fed tightening are rampant. Strengthening employment conditions and a revival in the manufacturing sector may lead the Fed to nudge rates a bit higher. If this occurs, money market returns will rise as well. The Citizens Money Market funds, with their short maturities, are positioned to participate immediately if rates rise.


6  Citizens Trust Semi-Annual Report

WORKING ASSETS MONEY MARKET PORTFOLIO
Statement of Investments  December 31, 1996 (unaudited)


   ----------------                                 --------------------                  --------------
   Principal Amount                                 Security Description                  Value (Note 1)
   ----------------                                 --------------------                  --------------
Commercial Paper / 78.05%                                   Yield, Maturity Date

                $  800,000                          Allergan, Inc. 5.6%, 1/17/97           $   798,009
                   350,000                 American Greetings Corp. 5.4%, 1/7/97               349,685
                 2,350,000                 American Greetings Corp. 5.4%, 1/8/97             2,347,533
                 1,500,000                 American Greetings Corp. 5.5%, 1/9/97             1,498,167
                 4,000,000                                 Aristar 5.41%, 2/7/97             3,977,759
                 2,000,000                     B.I. Funding, Inc. 5.23%, 1/31/97             1,991,133
                 4,000,000                        Bank of New York 5.3%, 1/10/97             3,994,700
                 2,000,000                       Beneficial Corp. 5.31%, 1/24/97             1,993,215
                   700,000                      Chubb Capital Corp. 5.4%, 1/6/97               699,475
                 3,000,000                    Chubb Capital Corp. 5.52%, 1/27/97             2,988,040
                 1,500,000           Coop Assoc. of Tractor Dealers 6.0%, 1/6/97             1,498,750
                   465,000         Coop Assoc. of Tractor Dealers 5.35%, 1/13/97               464,171
                 4,000,000              Countrywide Funding Corp. 5.42%, 1/21/97             3,987,956
                 1,600,000             Dean Witter, Discover & Co. 5.38%, 1/6/97             1,598,804
                   510,000            Dean Witter, Discover & Co. 5.31%, 1/07/97               509,549
                   400,000            Dean Witter, Discover & Co. 5.31%, 1/15/97               399,174
                 2,000,000            Dean Witter, Discover & Co. 5.31%, 1/17/97             1,995,280
                 2,500,000                     Green Tree Financial 5.7%,1/29/97             2,488,917
                 2,000,000                    John Hancock Capital 5.3%, 1/17/97             1,995,289
                   476,000                         Harley Davidson 5.42%, 2/5/97               473,492
                 1,200,000                           H.J. Heinz Co. 5.4%, 1/6/97             1,199,100
                 4,000,000                          Idaho Power Co. 5.4%, 1/7/97             3,996,400
                 4,500,000               New Jersey Natural Gas Co. 6.1%, 1/6/97             4,496,188
                 1,800,000                          New York Times 5.55%, 1/7/97             1,798,335
                 2,430,000                              Nicor, Inc. 5.3%, 2/3/97             2,418,194
                 2,000,000               Pitney Bowes Credit Corp. 5.27%, 2/7/97             1,989,167
                 2,300,000              Pitney Bowes Credit Corp. 5.36%, 2/20/97             2,282,878
                 1,900,000                    Safeco Credit Company 5.3%, 1/8/97             1,898,042
                 2,190,000                  Safeco Credit Company 5.28%, 1/15/97             2,185,503
                 4,000,000                    Seven Hills Funding 5.47%, 1/23/97             3,986,629
                 3,500,000                    Sonoco Products Co. 5.32%, 1/14/97             3,493,276
                 1,000,000                    Sonoco Products Co. 5.35%, 1/17/97               997,622
                 2,000,000                      Student Loan Corp. 5.3%, 1/17/97             1,995,289
                 3,000,000                    U.S. Central Credit 5.33%, 1/27/97             2,988,452
                 2,500,000                      Xerox Credit Corp. 5.3%, 1/24/97             2,491,535
                 1,500,000                     Xerox Credit Corp. 5.31%, 1/16/97             1,496,681
   Total Commercial Paper                                                                   ==========
        (Cost $75,762,387)                                                                  75,762,387


             Certificates
        of Deposit / 0.52%
                   100,000                    Bank of New Jersey 5.16%, 10/20/97               100,000
                   100,000                Boston Bank of Commerce 5.2%, 10/20/97               100,000
                   100,000                 Community Capital Bank 5.15%,10/20 97               100,000
                   100,000          Independence Bank of Chicago 5.15%, 12/27/97               100,000
                   100,000                 Self Help Credit Union 5.23%, 7/24/97               100,000
    Total Certificates of                                                                   ==========
   Deposit (Cost $500,000)                                                                     500,000


                     Key:  (a) Investments are based upon amortized cost method.
       (b) Variable interest rates are subject to change every 7 to 90 days. (c) Includes a total of 2 notes. (d) Includes a total of 11 notes. (e) Cost for federal income tax purposes is the same.


   ----------------                                 --------------------                  --------------
   Principal Amount                                 Security Description                  Value (Note 1)
   ----------------                                 --------------------                  --------------
U.S. Gov't Agencies / 15.23%                             Yield, Maturity Date
                       385,000          Federal Home Loan Bank 5.25%, 1/02/97              $   384,944
                     9,500,000               Federal Home Loan Mortgage Assn.
                                                  5.29%-5.44%, 1/3/97-1/14/97                9,488,917
                     2,330,000                Federal National Mortgage Assn.
                                                 5.45%-5.625%, 1/2/97-1/14/97                2,326,918
                     2,585,000                   Student Loan Marketing Assn.
                                             5.303%-5.444%, 10/17/97-11/20/97                2,584,151
    Total U.S. Gov't Agencies                                                               ==========
            (Cost $14,784,930)                                                              14,784,930



                 Farmers Home
Administration (b) (c) / 0.18%
                 $  177,296(b)     Variable Rate Notes 7.125%, 8/1/26-12/1/26                  177,296


               Small Business
Administration (b) (d) / 5.19%
                  5,035,244(b)              Varibale Rate Notes 6.625%-9.475%
                                                              1/11/25-6/16/25                5,035,244


            Total Investments                                                               ==========
         (Cost $96,259,857)(e)                                                              96,259,857

                Other assets,
             less liabilities                                                                  810,534
                                                                                            ==========
                    Net Assets                                                             $97,070,391


 ...Here is the Statement of Investments, a snapshot of the portfolio at 12/31/96. By the time you read this most of the investments in the money market will have changed because on average, our money market portfolios turn over every two months. However, not to worry; it's been this way for fifteen years...


See accompanying notes to financial statements.                               7

CITIZENS INCOME PORTFOLIO
Statement of Investments  December 31, 1996 (unaudited)

   ----------------                                                     --------------------                --------------
   Principal Amount                                                     Security Description                Value (Note 1)
   ----------------                                                     --------------------                --------------
Corporate Bonds / 76.92%                                                          Rate, Maturity Date
                         Amusements / 10.22%
                                 $ 1,000,000                       J.Q. Hammons Hotels 8.875%, 2/15/04      $     987,500
                                   1,000,000                          Royal Caribbean 11.375%, 5/15/02          1,072,500
                                   1,400,000                          Time Warner, Inc. 9.13%, 1/15/13          1,506,876
                                                                                                                =========
                                                                                                                3,566,876

                             Broadcasting &
                      Communications / 8.15%
                                   1,500,000                             Continental Cablevision, Inc.
                                                                           8.3%-10.625%, 2/6/15-6/5/15          1,604,778
                                     200,000                   Cablevision Inds. Corp. 10.75%, 1/30/02            211,750
                                     250,000                     Jones Intercable, Inc. 11.5%, 7/15/04            272,500
                                     750,000                    Sullivan Broadcasting 10.25%, 15/15/05            755,625
                                                                                                                =========
                                                                                                                2,844,653

                         Computer, Office &
                  Business Equipment / 4.67%
                                   1,600,000                   Corporate Express, Inc. 9.130%, 3/15/04          1,630,000

                       Financial Services &
                          Insurance / 15.84%
                                   1,025,000                                 Countrywide Funding Corp.
                                                                        6.875%-8.25%, 7/15/02-12/15/26          1,033,645
                                     851,857              DLJ Mortgage Acceptance Corp. 6.62%, 5/25/09            829,326
                                     700,000        Donaldson, Lufkin & Jenrette, Inc. 6.875%, 11/1/05            682,150
                                     100,000                    First Chicago NBD Corp. 7.25%, 8/15 04            102,009
                                     161,699                  Green Tree Financial Corp. 5.6%, 4/15/19            162,188
                                   1,500,000                                     Lehman Brothers, Inc.
                                                                          5.04%-8.05%, 12/15/3-1/15/19          1,532,221
                                      50,000                                  MBIA, Inc. 9.0%, 2/15/01             54,070
                                   1,000,000                      Secured Finance Dels 9.05%, 12/15/04          1,132,500
                                                                                                                =========
                                                                                                                5,528,108

                          Healthcare / 3.73%
                                      50,000                            Kaiser Foundation Health Plan
                                                                                        9.0%, 01/11/01             55,136
                                     150,000                           Manor Care, Inc. 9.5%, 02/11/15            159,375
                                   1,000,000                                 Quorum Health Group, Inc.
                                                                      8.75%-11.875%, 12/15/02-11/01/05          1,089,063
                                                                                                                =========
                                                                                                                1,303,574
                 Industrial Products / 2.34%
                                     750,000                                 MVE, Inc. 12.5%, 02/02/15            817,500


                       Manufacturing / 5.65%
                                     900,000                        Scotsman Group, Inc. 9.5%,12/15/00            918,000
                                   1,000,000                          Tyco Toys, Inc. 10.125%, 2/08/15          1,055,000
                                                                                                                =========
                                                                                                                1,973,000


   ----------------                                                     --------------------                --------------
   Principal Amount                                                     Security Description                Value (Note 1)
   ----------------                                                     --------------------                --------------
                     Corporate Bonds (con't)                                      Rate, Maturity Date

                        Real Estate / 12.95%
                                   1,300,000             ERP Operations Ltd Partnership 7.57%, 8/15/26       $  1,314,274
                                   1,000,000             Merry Land & Investment, Inc. 6.875%, 11/1/03            988,540
                                   1,000,000                 Property Trust Of America 6.875%, 2/15/08            943,650
                                     500,000                      Security Cap Pac, Inc. 7.9%, 2/15/16            492,385
                                     800,000                          Weingarten Realty 6.9%, 11/24/08            780,824
                                                                                                                =========
                                                                                                                4,519,673

                             Retail / 13.37%
                                     250,000                     Baby Superstore, Inc. 4.875%, 10/1/00            243,438
                                   1,500,000                         Hook SuperX, Inc. 10.125%, 6/1/02          1,595,625
                                   1,500,000                            Orchard Supply 9.375%, 2/15/02          1,593,750
                                     472,000             Smith's Food And Smith's Drug 11.25%, 5/15/07            522,740
                                     679,000                       Vons Companies, Inc. 9.625%, 4/1/02            709,555
                                                                                                                =========
                                                                                                                4,665,108

                      Total Corporate Bonds                                                                    ==========
                          (Cost $26,379,563)                                                                   26,848,491

                                  Short Term
                         Investments / 0.58%
                                     204,000                   State Street Bank & Trust 5.15%, 1/2/97            204,000
                           Total Short Term                                                                     =========
                 Investments (Cost $503,896)                                                                      204,000


                  Long Term U.S. Government
                           Agencies / 19.37%
                                   1,600,000                          Federal Home Loan Mortgage Corp.
                                                                           6.8%-8.75%, 6/15/05-4/15/18          1,500,407
                                   4,500,000                           Federal National Mortgage Assn.
                                                                            6.5%-8.0%, 7/25/06-1/25/24          3,537,272
                                   3,865,000                        Government National Mortgage Assn.
                                                                           7.0%-9.5%, 4/15/07-10/15/22          1,724,322
                       Total Long Term U.S.
                        Government Agencies                                                                     =========
                           (Cost $6,668,321)                                                                    6,762,001

                           Total Investments                                                                   ==========
                       (Cost $33,551,780)(a)                                                                   33,814,492

                               Other assets,
                            less liabilities                                                                    1,087,901
                                                                                                                =========
                                  Net Assets                                                                  $34,902,393



 ...The Citizens Income Portfolio invests in companies similar to our money market portfolios, except that in this fund we loan companies money for several years-not just a month or so. In most markets this allows us to earn a higher rate of interest on our money but it also exposes us to more risks if interest rates change...

8  Citizens Trust Semi-Annual Report

                                 See accompanying notes to financial statements.

CITIZENS INDEX PORTFOLIO
Statement of Investments  December 31, 1996 (unaudited)

   ----------------                          --------------------                         --------------
   Share Amount                              Security Description                         Value (Note 1)
   ----------------                          --------------------                         --------------
         Equities / 99.45%

Apparel & Textiles / 0.66%
                     1,800                       Gymboree Corp.(b)                         $    41,175
                     5,900                           Liz Claiborne                             227,888
                     5,900                    Reebok International                             247,800
                     1,300                Springs Industries, Inc.                              55,900
                     3,700                       Stride Rite Corp.                              37,000
                     5,000                                VF Corp.                             337,500
                     3,200                     Warnaco Group, Inc.                              94,800
                                                                                            ==========
                                                                                             1,042,063

            Banks / 11.05%
                    12,500                        BankBoston Corp.                             803,125
                    31,200                  Bank of New York, Inc.                           1,053,000
                     6,000                  Bankers Trust New York                             517,500
                    14,800                     Barnett Banks, Inc.                             608,650
                    13,300                     Boatmens Bancshares                             857,850
                    17,300              Corestates Financial Corp.                             897,438
                    27,384                     First Chicago Corp.                           1,471,890
                    22,430                       First Union Corp.                           1,659,820
                    19,800                                 Keycorp                             999,900
                    10,600                       Mellon Bank Corp.                             752,600
                    17,200                     National City Corp.                             771,850
                    23,800                       NationsBank Corp.                           2,326,450
                    29,700                           Norwest Corp.                           1,291,950
                    26,500                     PNC Financial Corp.                             997,063
                    18,200                    Suntrust Banks, Inc.                             896,350
                    13,000                            U.S. Bancorp                             584,188
                    13,100                          Wachovia Corp.                             740,150
                     7,800                       Wells Fargo & Co.                           2,104,050
                                                                                            ==========
                                                                                            19,333,824

           Broadcasting &
    Communications / 0.34%
                     9,300          Ascend Communications, Inc.(b)                             577,763

     Computer, Hardware &
Business Equipment / 7.79%
                    13,800                           3Com Corp.(b)                           1,012,575
                    21,500                         Amdahl Corp.(b)                             260,688
                     9,300                 Apple Computer, Inc.(b)                             194,138
                    51,700                  Cisco Systems, Inc.(b)                           3,289,413
                    21,600                Compaq Computer Corp.(b)                           1,603,800
                    29,775              Computer Assoc. Intl, Inc.                           1,481,306
                    14,400                  Dell Computer Corp.(b)                             765,000
                    12,200              Digital Equipment Corp.(b)                             443,775
                     5,500                   Gateway 2000, Inc.(b)                             294,594
                    16,500              Micron Technology, Inc.(b)                             480,563
                    27,500                         Novell, Inc.(b)                             260,391
                    11,700                      Pitney-Bowes, Inc.                             637,650
                    12,900               Silicon Graphics, Inc.(b)                             328,950
     Computer, Hardware &
Business Equipment (con't)
                    29,200               Sun Microsystems, Inc.(b)                         $   750,075
                     8,800               Tandem Computers, Inc.(b)                             121,000
                    26,700                             Xerox Corp.                           1,405,088
                                                                                            ==========
                                                                                            13,329,006

          Construction and
           Housing / 1.10%
                     3,000                      Apogee Enterprises                             119,250
                     2,800                         Armstrong World                             194,600
                     2,100                            Centex Corp.                              79,013
                     4,700                  Choice Hotels, Inc.(b)                              82,838
                     9,000                            HFS, Inc.(b)                             537,750
                    12,200                             Masco Corp.                             439,200
                     2,100                             Pulte Corp.                              64,575
                     3,500                           Rouse Company                             111,125
                     6,800                           Stanley Works                             183,600
                     1,300                  TJ International, Inc.                              30,225
                                                                                            ==========
                                                                                             1,842,176

 Consumer Durables / 0.34%
                     1,155                  Harman Intl Industries                              64,247
                     8,100                              Maytag Co.                             159,975
                     2,800                                Toro Co.                             102,200
                     5,500                         Whirlpool Corp.                             256,438
                                                                                            ==========
                                                                                               582,860

      Electronics / 10.19%
                    10,400               ADC Telecommunications(b)                             323,700
                    10,500               Advanced Micro Devices(b)                             270,375
                     3,200                         Altera Corp.(b)                             232,600
                     7,000            American Power Conversion(b)                             190,750
                    17,600                               AMP, Inc.                             675,400
                    10,300                          Antec Corp.(b)                              92,700
                    14,400              Applied Materials, Inc.(b)                             517,500
                     3,000                             Avnet, Inc.                             174,750
                     1,800                            Belden, Inc.                              66,600
                    10,100             General Instrument Corp.(b)                             218,413
                    10,000         Global Village Communication(b)                              31,875
                    82,200                     Hewlett Packard Co.                           4,130,550
                    67,000                             Intel Corp.                           8,772,813
                    10,300                      LSI Logic Corp.(b)                             275,525
                     7,475                             Molex, Inc.                             292,459
                     3,700             National Service Industries                             138,288
                     3,100                      Perkin-Elmer Corp.                             182,513
                     2,200                         Tektronix, Inc.                             112,750
                     3,000                    Thomas & Betts Corp.                             133,125
                     6,600                  U.S. Robotics Corp.(b)                             475,200
                     2,700                      VLSI Technology(b)                              64,463
                                                                                            ==========
                                                                                            17,372,349


See accompanying notes to financial statements.                               9

CITIZENS INDEX PORTFOLIO
Statement of Investments  December 31, 1996 (unaudited)



   ----------------                           --------------------                        --------------
   Share Amount                               Security Description                        Value (Note 1)
   ----------------                           --------------------                        --------------
 Energy & Utilities / 2.13%
                      3,700                      CalEnergy, Inc.(b)                        $    124,413
                      7,100                Consolidated Natural Gas                             392,275
                     71,429                   Energia Global (b)(c)                             250,002
                     20,100                             Enron Corp.                             866,813
                      4,000                             Nicor, Inc.                             143,000
                      9,300                      Noram Energy Corp.                             142,988
                      7,500                             Oneok, Inc.                             225,000
                      6,500                     Pacific Enterprises                             197,438
                      2,600                    Peoples Energy Corp.                              88,075
                      6,600                             Sonat, Inc.                             339,900
                    120,000                 Vulcan Power Co. (b)(c)                              25,000
                      4,000                  Western Atlas, Inc.(b)                             283,500
                     12,600                      Williams Companies                             472,500
                      4,100             Yankee Energy Systems, Inc.                              87,638
                                                                                             ==========
                                                                                              3,638,542

 Financial Services / 6.45%
                      8,900                          Ahmanson & Co.                             289,250
                     39,300                    American Express Co.                           2,220,450
                      3,900                        Beneficial Corp.                             247,163
                     15,800                    Charles Schwab Corp.                             505,600
                     13,000             Dean Witter, Discover & Co.                             861,250
                      4,500                    Edwards (A.G.), Inc.                             151,313
                     14,500        Federal Home Loan Mortgage Corp.                           1,596,813
                     88,300            Federal Natl. Mortgage Assn.                           3,289,175
                      4,600                   Golden West Financial                             290,375
                     10,100                 Great Western Financial                             292,900
                     11,000              Green Tree Financial Corp.                             424,875
                     17,100                              MBNA Corp.                             709,650
                      7,000                              Viad Corp.                             115,500
                                                                                             ==========
                                                                                             10,994,314

Food & Agriculture / 11.12%
                      4,200               Ben & Jerry's Homemade(b)                              45,675
                     19,500                       Campbell Soup Co.                           1,564,875
                        100           Celestial Seasonings, Inc.(b)                               1,975
                    201,400                           Coca Cola Co.                          10,598,675
                     11,700                       CPC International                             906,750
                     12,800                     General Mills, Inc.                             811,200
                     29,900                           H J Heinz Co.                           1,068,925
                     12,400                     Hershey Foods Corp.                             542,500
                      2,500                         J M Smucker Co.                              44,063
                     17,000                             Kellogg Co.                           1,115,625
                        150                        Odwalla, Inc.(b)                               2,063
                     10,300                         Quaker Oats Co.                             392,688
                        700                         Ringer Corp.(b)                               1,050
                      5,400                         Supervalu, Inc.                             153,225
                     14,700                             Sysco Corp.                             479,588
                      5,348                Tootsie Roll Industries                              211,915
                      8,000                           Whitman Corp.                        $    183,000
                      5,400             Whole Foods Market, Inc.(b)                             121,500
                      9,800             Wholesome & Hearty Foods(b)                              61,250
                      6,666                 Worthington Foods, Inc.                             126,654
                      9,300                             Wrigley Co.                             523,125
                                                                                             ==========
                                                                                             18,956,321

                  Health &
      Personal Care / 8.52%
                      6,200                           Alza Corp.(b)                             160,425
                      5,100            American Medical Response(b)                             165,750
                     10,800                     Avon Products, Inc.                             616,950
                      2,900                   Bergen Brunswig Corp.                              82,650
                      8,500                            Biomet, Inc.                             128,563
                      1,400                   Church & Dwight, Inc.                              32,025
                     33,555              CUC International, Inc.(b)                             796,931
                      2,400             Idexx Laboratories, Inc.(b)                              86,400
                      7,200                          Invacare Corp.                             198,000
                      4,700                        Manor Care, Inc.                             126,900
                     19,200                         Medtronic, Inc.                           1,305,600
                     98,800                       Merck & Co., Inc.                           7,829,900
                        150               Natures Sunshine Products                               2,700
                      2,300                     Owens & Minor, Inc.                              23,575
                      2,900           Physician Corp. of America(b)                              29,000
                      4,800                   R.P. Scherer Corp.(b)                             241,200
                     29,400                   Schering-Plough Corp.                           1,903,650
                      5,800                  Sofamor/Danek Group(b)                             176,900
                      6,450                St Jude Medical, Inc.(b)                             274,931
                      2,700                 Sun Healthcare Group(b)                              36,450
                      1,300                Sunrise Medical, Inc.(b)                              20,638
                      2,000                  Target Therapeutics(b)                              84,000
                     10,600         Transitional Hospitals Corp.(b)                             102,025
                      1,500                      Ventritex, Inc.(b)                              36,938
                      2,550                          Vivra, Inc.(b)                              70,444
                                                                                             ==========
                                                                                             14,532,545

Industrial Products / 2.71%
                      8,700                Air Products & Chemicals                             601,388
                      2,100                       BetzDearborn Inc.                             122,850
                     34,300        Minnesota Mining & Manufacturing                           2,842,613
                      5,000                      Nalco Chemical Co.                             180,625
                     12,500                           Praxair, Inc.                             576,563
                      3,700                     Sigma Aldrich Corp.                             231,019
                      2,500                           Wellman, Inc.                              42,813
                                                                                             ==========
                                                                                              4,597,871

 ...The Citizens Index Portfolio holds equities - 300 companies in all - over a wide range of industries. If you read the list, I think you will be impressed by the companies we hold...


10 Citizens Trust Semi-Annual Report

                                 See accompanying notes to financial statements.

CITIZENS INDEX PORTFOLIO
Statement of Investments  December 31, 1996 (unaudited)





   ----------------                         --------------------                          --------------
   Share Amount                             Security Description                          Value (Note 1)
   ----------------                         --------------------                          --------------
         Insurance / 3.34%
                    16,700                American General Corp.                          $  682,613
                     8,800                             Aon Corp.                             546,700
                    13,900                           Chubb Corp.                             747,125
                     6,300                      General RE Corp.                             993,825
                     5,400                 Jefferson Pilot Corp.                             305,775
                     4,700                 MGIC Investment Corp.                             357,200
                     7,400                       Providian Corp.                             380,175
                    11,000                          Safeco Corp.                             433,813
                     6,500              St. Paul Companies, Inc.                             381,063
                     5,700                            Unum Corp.                             411,825
                    11,600                           USF&G Corp.                             242,150
                     7,150                          USLIFE Corp.                             237,738
                                                                                          ==========
                                                                                           5,720,002

             Media / 3.03%
                    26,700                         Comcast Corp.                             475,594
                     7,500                       Dow Jones & Co.                             254,063
                     2,700             King World Productions(b)                              99,563
                     7,400                   Knight Ridder, Inc.                             283,050
                     7,600                     McGraw-Hill, Inc.                             350,550
                     2,000                        Meredith Corp.                             105,500
                     7,500                    New York Times Co.                             285,000
                     1,200                   Scholastic Corp.(b)                              80,700
                    46,150                     Time Warner, Inc.                           1,730,625
                     8,500                      Times Mirror Co.                             422,875
                    30,200                       Viacom, Inc.(b)                           1,053,225
                                                                                          ==========
                                                                                           5,140,745

    Motor Vehicles / 0.62%
                     3,000                        Cummins Engine                             138,000
                     2,700                   Federal-Mogul Corp.                              59,400
                     3,500                 Fleetwood Enterprises                              96,250
                     9,400                   Genuine Parts, Inc.                             418,300
                     5,800                 Harley Davidson, Inc.                             272,600
                       900                             SPX Corp.                              34,875
                     1,200                 Standard Products Co.                              30,600
                                                                                          ==========
                                                                                           1,050,025

Non-Ferrous Metals / 0.13%
                    10,950                       Engelhard Corp.                             209,419
                       800                  IMCO Recycling, Inc.                              11,700
                                                                                          ==========
                                                                                             221,119

   Optical & Photo / 0.14%
                     2,200                C-Cube Microsystems(b)                              81,263
                     3,500                        Polaroid Corp.                             152,250
                                                                                          ==========
                                                                                             233,513

            Paper & Forest
          Products / 0.79%
                    10,000                   Alco Standard Corp.                          $  516,250
                     1,900            Caraustar Industries, Inc.                              63,175
                     3,300             Consolidated Papers, Inc.                             162,113
                    10,900                  Fort Howard Corp.(b)                             301,794
                     3,000                   Sealed Air Corp.(b)                             124,875
                     6,910                   Sonoco Products Co.                             178,796
                                                                                          ==========
                                                                                           1,347,003

    Producer Goods / 3.05%
                     8,000                  Avery-Dennison Corp.                             283,000
                     2,500             Cincinnati Milacron, Inc.                              54,688
                    20,300                           Deere & Co.                             824,688
                     1,400                         Duriron, Inc.                              37,975
                    18,000                  Emerson Electric Co.                           1,741,500
                    11,600                         Fedders Corp.                              72,500
                       800             ICC Technologies, Inc.(b)                               4,350
                     1,400                            Idex Corp.                              55,825
                     9,800                  Illinois Tool Works                              782,775
                     1,000                       Ionics, Inc.(b)                              48,000
                     8,700          Keystone International, Inc.                             175,088
                     1,800                 Miller (Herman), Inc.                             101,925
                     3,400                       Millipore Corp.                             140,675
                     1,300                         Nordson Corp.                              82,875
                     3,300                         Raychem Corp.                             264,413
                       300         Recovery Engineering, Inc.(b)                               2,100
                     4,800                   Snap-On Tools Corp.                             171,000
                     1,600                     Tecumseh Products                              91,800
                     3,000                           Tennant Co.                              82,500
                     2,300                            Timken Co.                             105,513
                     3,000              Trinity Industries, Inc.                             112,500
                                                                                          ==========
                                                                                           5,235,690

              Recreation &
     Entertainment / 1.28%
                     5,400              American Greetings Corp.                             153,225
                       600                  Bell Sports Corp.(b)                               3,600
                     5,200                     Callaway Golf Co.                             149,500
                     4,000                     Coleman, Inc. (b)                              55,000
                    12,800           Darden Restaurants, Inc.(b)                             112,000
                     5,500                Harcourt General, Inc.                             253,688
                     6,600                          Hasbro, Inc.                             256,575
                     2,000                           Huffy Corp.                              28,750
                     3,400                         Jostens, Inc.                              71,825
                     1,800               Luby's Cafeterias, Inc.                              35,775
                    21,375                          Mattel, Inc.                             593,156
                    12,300                      Rubbermaid, Inc.                             279,825
                     6,300                    Starbucks Corp.(b)                             180,338
                                                                                          ==========
                                                                                           2,173,257

 ...All of these companies have passed our strict corporate responsibility review so we can be pretty confident that most of them are focused on creating value for customers, communities and shareholders not defending lawsuits or battling consumer advocates...


See accompanying notes to financial statements.                              11

CITIZENS INDEX PORTFOLIO
Statement of Investments  December 31, 1996 (unaudited)


   ----------------                               --------------------                     --------------
   Share Amount                                   Security Description                     Value (Note 1)
   ----------------                               --------------------                     --------------
         Retail / 6.22%
                  2,200                        Barnes & Nobles, Inc.(b)                    $   59,400
                  7,800                                Bruno's, Inc.(b)                       134,550
                 11,800                       Charming Shoppes, Inc.(b)                        59,738
                  7,300                             Circuit City Stores                       219,913
                 12,300                                       CVS Corp.                       508,913
                 15,800            Federated Department Stores, Inc.(b)                       539,175
                 22,200                                    Gap, Inc.(b)                       668,775
                  4,400                                Giant Food, Inc.                       151,800
                  2,900                    Great Atlantic & Pacific Tea                        92,438
                  3,100                          Hannaford Brothers Co.                       105,400
                 10,400                                 Kroger Corp.(b)                       483,600
                 26,100                                   Limited, Inc.                       479,588
                  1,500                               Longs Drug Stores                        73,688
                 14,000                          Lowe's Companies, Inc.                       497,000
                 19,900                           May Department Stores                       930,325
                  6,200                                 Nordstrom, Inc.                       219,713
                 17,800                                 J.C. Penney Co.                       867,750
                 17,500                            Price Costoco Co.(b)                       439,688
                    300                     Real Goods Trading Corp.(b)                         1,500
                  6,400                                  Rite Aid Corp.                       254,400
                 31,200                             Sears Roebuck & Co.                     1,439,100
                  5,600                                     Tandy Corp.                       246,400
                  5,300                             TJX Companies, Inc.                       251,088
                 21,200                                    Toys R Us(b)                       636,000
                  5,000                                Tupperware Corp.                       268,125
                 19,600                                    Walgreen Co.                       784,000
                  9,700                              Woolworth Corp.(b)                       212,188
                                                                                           ==========
                                                                                           10,624,255

            Software &
Data Processing / 7.31%
                  5,300                             Adobe Systems, Inc.                       198,088
                  4,533                                ACNieleson Corp.                        68,562
                  6,400                         America Online, Inc.(b)                       212,800
                  3,500                                  Autodesk, Inc.                        98,000
                 23,200                       Automatic Data Processing                       994,700
                  8,000                             Block (H & R), Inc.                       232,000
                  2,500                          Broderbund Software(b)                        74,375
                 13,600                              Cognizant Corp.(b)                       448,800
                  6,200                              Deluxe Check Corp.                       203,050
                  1,100                               Dialogic Corp.(b)                        34,650
                 13,600                          Dun & Bradstreet Corp.                       323,000
                  2,300                           Harland (John H.) Co.                        75,900
                 97,800                                 Microsoft Corp.                     8,080,725
                  7,500                              Moore Corp Limited                       152,813
                 10,200                        Network General Corp.(b)                       308,550
                 10,100                        Parametric Technology(b)                       518,888
                  5,200                               Qualcomm, Inc.(b)                       207,350
                  1,700                    Shared Medical Systems Corp.                        83,725
                  1,800                       Stratus Computer, Inc.(b)                        92,650
                  5,100                                 Sybase, Inc.(b)                        85,106
                                                                                           ==========
                                                                                           12,493,732

       Key: (a) Cost for federal income tax purposes is the same. (b) Non-income producing security. (c) Restricted security, see Note 4




   ----------------                        --------------------               --------------
   Share Amount                            Security Description               Value (Note 1)
   ----------------                        --------------------               --------------
              Steel / 0.34%
                      3,300             Inland Steel Industries               $        66,000
                      7,700                         Nucor Corp.                       392,700
                      6,700        Worthington Industries, Inc.                       121,438
                                                                                   ==========
                                                                                      580,138

         Telephone / 10.02%
                     39,500          Airtouch Communications(b)                       997,375
                     14,800                        Alltel Corp.                       464,350
                     44,800                     Ameritech Corp.                     2,716,000
                     34,900                 Bell Atlantic Corp.                     2,259,775
                     79,800                     Bellsouth Corp.                     3,221,925
                     11,300              Mobile Telecom Tech(b)                        96,050
                     34,400               Pacific Telesis Group                     1,264,200
                     49,400            SBC Communications, Inc.                     2,556,450
                     14,400                    Tellabs, Inc.(b)                       541,800
                     88,600                     U.S. West, Inc.                     2,158,850
                     32,000                   Worldcom, Inc.(b)                       834,000
                                                                                   ==========
                                                                                   17,110,775

     Tires & Rubber / 0.13%
                      2,000                        Bandag, Inc.                        94,750
                      6,200                Cooper Tire & Rubber                       122,450
                                                                                      =======
                                                                                      217,200

     Transportation / 0.65%
                      2,900               Caliber Systems, Inc.                        55,825
                     10,200            Federal Express Corp.(b)                       453,900
                      4,650              Illinois Central Corp.                       148,800
                      1,700              Roadway Services, Inc.                        32,938
                      5,800                  Ryder System, Inc.                       163,125
                     10,900                 Southwest Airlines                        241,163
                                                                                   ==========
                                                                                    1,095,751

            Total Equities                                                         ==========
        (Cost $122,840,980)                                                       170,042,839

                Short Term
        Investments / 0.33%
                    565,000           State Street Bank & Trust
          Total Short Term
Investments (Cost $565,000)                                                           565,000

          Total Investments                                                       ===========
    (Cost $122,840,980 )(a)                                                       170,607,839

              Other assets,
           less liabilities                                                           291,493
                                                                                   ==========
                 Net Assets                                                      $170,899,332


 ...In our opinion, social responsibility is good business and the performance of our Index Portfolio proves it. From year to year you should expect little change in the names that you see here. In 1996 we added 22 names to the index and removed 18 others.


12 Citizens Trust Semi-Annual Report

                                 See accompanying notes to financial statements.

CITIZENS EMERGING GROWTH PORTFOLIO
Statement of Investments  December 31, 1996 (unaudited)


   ----------------                                  --------------------                  --------------
   Share Amount                                      Security Description                  Value (Note 1)
   ----------------                                  --------------------                  --------------
         Equities / 86.52%

        Amusements / 2.97%
                    51,095                         Regal Cinemas, Inc.(b)                  $  1,571,171

           Broadcasting &
    Communications / 5.23%
                    25,300                 Ascend Communications, Inc.(b)                     1,571,763
                    47,850                             Evergreen Media(b)                     1,196,250
                                                                                           ============
                                                                                              2,768,013

       Computer, Office &
Business Equipment / 4.73%
                    42,400                     Corporate Express, Inc.(b)                     1,248,150
                    48,820                      Sun Microsystems, Inc.(b)                     1,254,064
                                                                                           ============
                                                                                              2,502,214

           Construction &
           Housing / 6.00%
                    23,190                            Doubletree Corp.(b)                     1,043,550
                    35,640                                   HFS, Inc.(b)                     2,129,490
                                                                                           ============
                                                                                              3,173,040

      Electronics / 17.17%
                    20,560                                Altera Corp.(b)                     1,494,455
                    49,120                           BMC Industries, Inc.                     1,547,280
                    79,700                          Cirrus Logic, Inc.(b)                     1,235,350
                     7,820                                 Intel Corp.(b)                     1,023,931
                    40,400                 Pairgain Technologies, Inc.(b)                     1,229,675
                    50,000                             Read Rite Corp.(b)                     1,262,500
                    42,300                                Ultrak, Inc.(b)                     1,290,150
                                                                                           ============
                                                                                               9,083,34

        Financial Services
      & Insurance / 10.31%
                    26,430                                 Comerica, Inc.                     1,384,271
                    25,000                  Greenpoint Financial Corp.(b)                     1,187,500
                    55,270                           Schwab Charles Corp.                     1,768,640
                    30,500               Coast Savings Financial, Inc.(b)                     1,117,063
                                                                                           ============
                                                                                              5,457,474

       Healthcare / 11.02%
                    87,600               Amisys Managed Care Sys, Inc.(b)                     1,489,200
                    42,240                                 Envoy Corp.(b)                     1,584,000
                    25,000                     Medical Resources, Inc.(b)                       284,375
                    39,610          Nitinol Medical Technologies, Inc.(b)                       495,125
                    20,000                   Oxford Health Plans, Inc.(b)                     1,171,250
                    40,000                              Perclose, Inc.(b)                       810,000
                                                                                           ============
                                                                                              5,833,950

                      Key: (a) Cost for federal income tax purposes is the same.
                                              (b) Non-income producing security.

   ----------------                                 --------------------                  --------------
   Share Amount                                     Security Description                  Value (Note 1)
   ----------------                                 --------------------                  --------------
        Industrial / 1.94%
                    51,435                     Miller Industries, Inc.(b)                  $  1,028,700

            Retail / 3.70%
                    26,220                         Saks Holdings, Inc.(b)                       707,940
                    26,360                         TJX Companies, Inc.(b)                     1,248,805
                                                                                           ============
                                                                                              1,956,745

         Services / 12.35%
                    67,760                             Accustaff, Inc.(b)                     1,431,430
                    34,800                     Apac Teleservices, Inc.(b)                     1,335,450
                    11,730                   Computer Task Group, Inc.(b)                       505,856
                    53,410                             Corestaff, Inc.(b)                     1,265,149
                    32,410                   Romac International, Inc.(b)                       713,020
                    80,840                Telespectrum Worldwide, Inc.(b)                     1,283,335
                                                                                           ============
                                                                                              6,534,241

                Software &
  Data Processing / 11.10%
                    25,950                        Citrix Systems, Inc.(b)                     1,013,672
                    31,050                    Computer Assoc. Intl., Inc.                     1,544,738
                    40,400                             Dataworks Corp.(b)                     1,020,100
                    42,750                          HNC Software, Inc.(b)                     1,335,938
                    20,000                            Peoplesoft, Inc.(b)                       958,750
                                                                                           ============
                                                                                              5,873,197


           Total Equities                                                                  ============
        (Cost $44,894,017)                                                                   45,782,085



                Short Term
      Investments / 20.07%
                10,620,000                      State Street Bank & Trust
          Total Short Term
               Investments
        (Cost $10,620,000)                                                                   10,620,000

         Total Investments                                                                 ============
     (Cost $55,514,017)(a)                                                                   56,402,085

             Other assets,
          less liabilities                                                                  (5,031,893)
                                                                                           ============
                Net Assets                                                                 $ 52,917,472


 ...Unlike the Index Portfolio which invests in a fixed list of well chosen names, the Emerging Growth Portfolio is actively managed. Rick Little and the team at GMG/Seneca are continuously adding new holdings to the Portfolio and selling those that have achieved their price targets, or no longer fix the "earnings momentum" model that we use to manage the Portfolio...


See accompanying notes to financial statements.               13

CITIZENS GLOBAL EQUITY PORTFOLIO
Statement of Investments  December 31, 1996 (unaudited)


   ----------------               --------------------                                     --------------
   Share Amount                   Security Description                                     Value (Note 1)
   ----------------               --------------------                                     --------------
     Equities / 85.54%

       Belgium / 3.89%
                 2,186                                      Barco NV (Technologies)(b)     $   377,568
                 2,000                             D'Ieteren Trading (Auto Dealers)(b)         405,957
                                                                                           ===========
                                                                                               783,525

        Brasil / 1.46%
                23,000                  Multicanal Participacoes (Cable Television)(b)         294,688

        France / 6.40%
                 1,300                                   Ecco SA (Employment Services)         328,241
                 1,000                 Hermes International (Apparel & Accessories)(b)         277,537
                 2,000                                   Legrand (Misc. Manufacturing)         340,754
                 4,000                                     Salomon SA (Sporting Goods)         343,066
                                                                                           ===========
                                                                                             1,289,597

       Germany / 3.86%
                 5,500                     Deutsche Telekom AG (Telecommunications)(b)         112,063
                14,000              Fresenius Med. Care Aktiengesel (Med. Products)(b)         393,750
                 1,950                                      SAP AG (Computer Software)         272,453
                                                                                           ===========
                                                                                               778,265

 Great Britain / 7.64%
                35,000                                             BAA (Airport Mgmt.)         290,218
                36,000            Powerscreen Intl. (Industrial Machinery & Equipment)         348,467
                32,000                                    Next (Apparel & Accessories)         311,941
                24,500               National Westminster (Depository Institutions)(b)         287,939
                16,000                                 Reed International (Publishing)         300,977
                                                                                           ===========
                                                                                             1,539,541

     Hong Kong / 2.54%
               270,833                       Hongkong & Shanghai Hotels (Construction)         511,237

       Ireland / 4.10%
                46,041                                       Bank of Ireland (Banking)         419,762
                78,900                                        Independent News (Media)         407,804
                                                                                           ===========
                                                                                               827,566

         Italy / 2.97%
                15,200                              Bvlgari SPA (Watches & Jewelry)(b)         308,609
               112,000                          Telecom Italia (Telecommunications)(b)         290,890
                                                                                           ===========
                                                                                               599,499
         Japan / 5.84%
                16,000                                Canon, Inc. (Business Equipment)         353,683
                 6,200                             Familymart Co. (Convenience Stores)         247,872
                26,000                                 NEC Corp. (Electronic Products)         314,308
                 4,000                               TDK Corp. (Electronic Components)         260,772
                                                                                           ===========
                                                                                             1,176,634
        Mexico / 3.67%
               160,000                                 GPO Fin Banamex AC (Banking)(b)      $  304,065
                 5,500                     Telefonos De Mexico SA (Telecommunications)         181,500
                16,000                                    Tubos De Acero De Mexico SA
                                                              (Steel Manufacturing)(b)         254,000
                                                                                           ===========
                                                                                               739,565

   Netherlands / 4.15%
                 3,927                                            Aegon NV (Insurance)         250,427
                 2,511              OCE V/D Grinten NV (Engineering & Office Products)         272,843
                15,000                                       Ver Ned Uitgevers (Media)         313,640
                                                                                           ===========
                                                                                               836,911

        Norway / 4.41%
                14,900                                   Schibsted ASA (Publishing)(b)         271,725
                40,000                   Tomra Systems (Recycling Vending Machines)(b)         617,715
                                                                                           ===========
                                                                                               889,440

          Peru / 1.40%
                15,000                     Telefonica Del Peru SA (Telecommunications)         283,125

   Philippines / 2.68%
               235,000                                    Ayala Corp. (Multi-industry)         254,658
               555,000                               C&P Homes, Inc. (Home Builder)(b)         284,886
                                                                                           ===========
                                                                                               539,544

      Portugal / 0.85%
                 6,000                        Portugal Telecom (Telecommunications)(b)         171,042

     Singapore / 1.67%
                25,000                                   Development Bank of Singapore
                                                                 (Development Banking)         337,669

         Spain / 3.84%
                    55                           Aguas De Barcelona (Water Management)           2,288
                 6,500                                      Bco Santander SA (Banking)         416,060
                15,300                       Telefonica De Esp (Telecommunications)(b)         355,321
                                                                                           ===========
                                                                                               773,668
United States / 24.19%
                12,000                           Chiron Corp. (Healthcare Products)(b)         223,500
                 6,000                  Computer Assoc. Intl, Inc. (Computer Software)         298,500
                15,000                      Group Industrial Maseca SA (Corn Flour)(b)         286,875
                 4,500                       Gucci Group NV (Apparel & Accessories)(b)         287,438
                 6,000                                   Intel Corp. (Microprocessors)         785,625
                12,000                    Kenneth Cole Productions, Inc. (Footwear)(b)         186,000
                 3,000                           Luxottica Group SPA (Eyeglass Frames)         156,000
                 6,500                              Merck & Co, Inc. (Pharmaceuticals)         515,125
                66,900              Morgan Stanley Group, Inc. (Financial Services)(b)         259,238
                 6,600                       Southwest Airlines Co. (Regional Airline)         146,025
                 5,000                            Sun Microsystems, Inc.(Computers)(b)         128,438

14 Citizens Trust Semi-Annual Report

                                 See accompanying notes to financial statements.

CITIZENS GLOBAL EQUITY PORTFOLIO
Statement of Investments  December 31, 1996 (unaudited)


   ----------------                             --------------------                       --------------
   Share Amount                                 Security Description                       Value (Note 1)
   ----------------                             --------------------                       --------------
 United States (con't)
                 5,000                    Suntrust Banks, Inc. (Commercial Banking)        $    246,250
                 8,200            Telecomunicacoes Brasileiras (Telecommunications)             627,300
                 6,000                            Tommy Hilfiger Corp. (Apparel)(b)             288,000
                17,000                        Worldcom, Inc.(Telecommunications)(b)             443,063
                                                                                            ===========
                                                                                              4,877,375
       Total Equities
    (Cost $14,540,059)                                                                       17,248,890

           Short Term
  Investments / 17.64%
             3,557,000                                    State Street Bank & Trust
          Total Short
     Term Investments
                                                                                            ===========
     (Cost $3,557,000)                                                                        3,557,000

     Total Investments                                                                      ===========
(Cost $ 18,097,059)(a)                                                                       20,805,890

         Other assets,
      less liabilities                                                                        (641,928)
                                                                                            ===========
            Net Assets                                                                     $ 20,163,962



                                                 Key:  (a) Cost for federal income income tax purposes.
                                                                     (b) Non-income producing security.

 ...In the Citizens Global Equity Portfolio country selection is as important as company selection. Eighteen countries are included at 12/31/96...


MUIR CALIFORNIA TAX-FREE INCOME PORTFOLIO
Statement of Investments  December 31, 1996 (unaudited)


   ----------------                             --------------------                       --------------
   Principal Amount                             Security Description                       Value (Note 1)
   ----------------                             --------------------                       --------------
Municipal Securities / 96.28%                                Maturity Date, Rating (b)

  Affordable Housing / 19.28%

                      370,000            CA Housing Finance Agency Revenue 2/1/00, AA-     $    388,612
                      740,000            CA Housing Finance Agency Revenue 2/1/05, AA-          774,155
                      500,000            CA Housing Finance Agency Revenue 8/1/00, AA-          512,889
                      100,000                     CA State Veterens Housing 4/1/07, A+          100,926
                       10,000           Los Angeles CA Single Family Homes 6/1/05, AAA           10,604
                       35,000               Riverside County CA Single Family Mortgage
                                                                          10/1/16, AAA           36,426
                      500,000                Thousand Oaks CA Redevelopment Agency Tax
                                                                          12/1/10, AAA          508,184
                                                                                           ============
                                                                                              2,331,796


  Education & Health / 15.48%
                      550,000           California State Public Works Lease 6/1/14, Ap           548,141
                      500,000      Duarte CA Certificate of Participation 4/1/13, BAA1           502,834
                      500,000         Escondido CA United High Sch. Dist. 11/1/09, AAA           520,614
                      250,000             Madera County CA Cert. of Part. 3/15/10, AAA           279,981
                      500,000            University of Calf. Revenue Bonds 9/1/16, AAA           568,310
                                                                                            ============
                                                                                               1,897,729

       Environmental / 61.53%
                      500,000                 Burbank CA Waste Water Treatment Revenue
                                                                           6/1/15, AAA           497,683
                      500,000     East Bay CA Municipal Utilities Dist. 001 4/1/15, AA           469,745
                      440,000           Kings County CA Waste Mgmt. Aty. 10/1/99, BBB+           456,742
                      500,000            Los Angeles CA Dept. Of Airports 5/15/09, AAA           522,151
                      500,000              LA Calf. Waste Water Sytms Rev. 2/1/12, AAA           483,022
                      500,000                    LA County CA Public Works 10/1/15, AA           513,684
                      300,000                       Ontario CA Redevelopment Financing
                                                                Auth. Rev. 8/1/11, AAA           350,492
                      500,000           Metropolitan Water District So. CA 7/1/13, AAA           478,864
                      500,000           Midpeninsula Reg. Open Space Dist. 9/1/14, AAA           516,341
                      500,000              Mountain View CA Shoreline Park 8/1/10, AAA           511,097
                      515,000               Pasadena CA Waste Water Revenue 7/1/18, AA           477,864
                      600,000                Santa Margarita Dana Point CA 7/1/14, AAA           592,631
                      500,000         Southgate CA Public Financing Auth. 10/1/09, AAA           510,616
                      500,000                    Tulare CA Sewer Revenue 11/15/12, AAA           511,225
                                                                                            ============
                                                                                               6,892,155
              Total Municipal
                   Securities                                                               ============
           (Cost $11,383,574)                                                                 11,643,830


See accompanying notes to financial statements.                              15

MUIR CALIFORNIA TAX-FREE INCOME PORTFOLIO
Statement of Investments  December 31, 1996 (unaudited)


   ----------------                             --------------------                       --------------
   Principal Amount                             Security Description                       Value (Note 1)
   ----------------                             --------------------                       --------------
           Short Term
  Investments / 1.38%
                7,786                         Goldman Sachs ITA California 12/31/99        $      7,786
              159,085             Municipal Fund for California Inv., Inc. 12/31/99             159,085

     Total Short Term
          Investments                                                                       ============
      (Cost $166,872)                                                                           166,872

    Total Investments                                                                      ============
(Cost $11,550,446)(a)                                                                        11,810,701

        Other assets,
     less liabilities                                                                           282,869

           Net Assets                                                                      $ 12,093,570
                                                                                           ============

               Key:  (a)  Cost for federal income tax purposes is the same.
(b)  Source of ratings is Standard & Poors, Moody's or Fitch Investor Services.

 ...Muir California Tax Free Income Portfolio invests in municipal securities for three primary purposes: housing, environment and education. If you look at the bonds we hold and their ratings and maturities, you will see intermediate maturities and relatively high credit quality. This is consistent with our lower-risk strategy...




CITIZENS E [bullet] FUND PORTFOLIO
Statement of Investments  December 31, 1996 (unaudited)


   ----------------                             --------------------                       --------------
   Principal Amount                             Security Description                       Value (Note 1)
   ----------------                             --------------------                       --------------
Commercial Paper / 90.48%                                      Yield, Maturity Date

                  500,000                                    Allergan 5.6%, 1/17/97        $   498,756
                  800,000              American Express Credit Corp. 5.33%, 1/09/97            799,052
                  300,000                     American Greetings Corp. 5.4%, 1/8/97            299,685
                  500,000                     American Greetings Corp. 5.5%, 1/9/97            499,389
                  100,000                               Aristar, Inc. 5.38%, 1/9/97             99,880
                  700,000                               Aristar, Inc. 5.41%, 2/7/97            696,108
                  800,000                            Bank of New York 5.3%, 1/10/97            798,940
                  260,000                    Chubb Capital Corporation 5.4%, 1/6/97            259,805
                  150,000                  Chubb Capital Corporation 5.52%, 1/27/97            149,402
                  400,000                Consolidated Natural Gas Co. 5.5%, 1/15/97            399,144
                  650,000          Cooperative Assoc. Tractor Dealers 6.0%, 1/06/97            649,458
                  175,000         Cooperative Assoc. Tractor Dealers 5.35%, 1/13/97            174,688
                  800,000                  Countrywide Funding Corp. 5.42%, 1/21/97            797,591
                  270,000                 Dean Witter, Discover & Co. 5.31%, 1/7/97            269,761
                  150,000                Dean Witter, Discover & Co. 5.31%, 1/15/97            149,690
                  400,000                Dean Witter, Discover & Co. 5.31%, 1/17/97            399,056
                  400,000                  Green Tree Financial Corp. 5.7%, 1/29/97            398,227
                  600,000                             Harley Davidson 5.42%, 2/5/97            596,838
                  800,000                              Idaho Power Co. 5.4%, 1/7/97            799,280
                  250,000                 John Hancock Capital Corp. 5.45%, 1/17/97            249,394
                  800,000               Michigan Consolidated Gas Co. 6.05%, 1/6/97            799,328
                  200,000                  New Jersey Natural Gas  Co. 6.1%, 1/6/97            199,831
                  700,000                              New York Times 5.3%, 1/21/97            697,939
                  570,000                                  Nicor, Inc. 5.3%, 2/3/97            567,231
                  700,000                   Pitney Bowes Credit Corp. 5.27%, 2/7/97            696,209
                  120,000                  Pitney Bowes Credit Corp. 5.36%, 2/20/97            119,107
                  250,000                   R.R. Donnelley & Sons Co. 5.3%, 1/21/97            249,264
                  300,000                Safeco Credit Company, Inc. 5.28%, 1/15/97            299,384
                  500,000                  Seven Hills Funding Corp. 5.47%, 1/23/97            498,329
                  800,000                        Sonoco Products Co. 5.35%, 1/17/97            798,098
                  360,000                          Student Loan Corp. 5.3%, 1/17/97            359,152
                  800,000                  U.S. Central Credit Union 5.33%, 1/27/97            796,920
                  230,000                US West Communications, Inc. 5.3%, 1/10/97            229,695
                  185,000               US West Communications, Inc. 5.38%, 1/24/97            184,364
                  200,000                          Xerox Credit Corp. 5.3%, 1/24/97            199,323
                  500,000                         Xerox Credit Corp. 5.31%, 1/16/97            498,894

   Total Commercial Paper                                                                  ===========
       (Cost $16,177,211)                                                                   16,177,211

          Certificates of
          Deposit / 0.56%
                  100,000              South Shore Bank of Chicago 5.15%, 12/18/97             100,000
    Total Certificates Of                                                                   ===========
  Deposit (Cost $100,000)                                                                      100,000


16 Citizens Trust Semi-Annual Report

                                 See accompanying notes to financial statements.

E [bullet] FUND
Statement of Investments  December 31, 1996 (unaudited)


   ----------------                             --------------------                       --------------
   Principal Amount                             Security Description                       Value (Note 1)
   ----------------                             --------------------                       --------------
         U.S. Government
        Agencies / 4.72%
                 415,000                    Federal Home Loan Bank 5.25%, 1/2/97           $   414,939
                 270,000                        Federal Home Loan Mortgage Assn.               269,828
                                                       5.3%-5.44%, 1/3/97-1/6/97
                 160,000          Federal National Mortgage Assn. 5.625%, 1/2/97               159,975
   Total U.S. Government                                                                   ===========
Agencies (Cost $844,743)                                                                       844,743

          Small Business
    Admin.(b)(c) / 1.60%
                 282,841                     Variable Rate Notes (Cost $285,703)
                                                   6.75%-9.125%, 4/25/97-3/25/14               285,703
       Total Investments                                                                   ===========
   (Cost $17,407,657)(d)                                                                    17,407,657

           Other assets,
        less liabilities                                                                       470,899

                                                                                           ===========
              Net Assets                                                                   $17,878,556



                      Key: (a) Investments are based upon amortized cost method.
           (b) Variable interest rates are subject to change every 7 to 90 days.
                                                (c) Includes a total of 6 notes.
                           (d) Cost for federal income tax purposes is the same.

 ...The E [bullet] fund is a money market portfolio like our original Working Assets Money Market Portfolio which is listed in the front. The difference with the E [bullet] fund is that it is a transaction account and so our maturities are kept even shorter than in Working Assets. The E [bullet] fund's extra return above the yield comes from the unique E [bullet] fund Refund, the 1% of debit card charges rebated to the Portfolio by Citizens Securties. The E [bullet] fund Refund does not appear on the portfolio listing because the Portfolio receives the money when our shareholders spend, unlike most returns that result from shareholders savings...


See accompanying notes to financial statements.                              17



                                               Statement of Assets and Liabilities - December 31, 1996 (unaudited)


                                               ----------------------   ----------------   ---------------   -----------------
                                                       Working Assets           Citizens          Citizens   Citizens Emerging
                                               Money Market Portfolio   Income Portfolio   Index Portfolio    Growth Portfolio
                                               ----------------------   ----------------   ---------------   -----------------
Assets
 Investments in securities, at market value
   (Identified cost $96,259,795,
   $33,549,880, $123,405,980, and
   $55,514,017 respectively) (Note 1)               $96,259,795            $34,114,387         $170,607,803      $56,402,085
 Cash                                                   731,605                    741                  914            6,786
 Receivable for:
   Interest                                             218,323                565,965                   81            1,519
   Dividends                                                  -                      -              224,157           12,277
   Fund shares sold                                           -                      -                    -            4,200
   Investment securities sold                           219,469                      -                    -                -
   Other                                                                         3,920                    -               51
 Deferred organization costs (Note 1)                    23,730                      -               23,320                -
 Prepaid expenses                                        41,396                  4,334               43,057           39,779

                                                    -----------            -----------         ------------      -----------
     Total Assets                                    97,494,318             34,689,347          170,899,332       56,466,697

Liabilities
 Payables:
     Investment securities purchased                          -                      -                    -        3,549,226
     Capital shares redeemed                             43,609                      -                    -                -
     Distributions                                      346,337                175,861                    -                -
 Accrued expenses                                        33,980                  1,549                    -                -

                                                    -----------            -----------         ------------      -----------
     Total Liabilities                                  423,926                177,410                    -        3,549,226


Net Assets                                          $97,070,392            $34,511,937         $170,899,332      $52,917,472
                                                    -----------            -----------         ------------      -----------
 Retail Shares
   Net assets                                       $80,655,246            $34,511,937         $161,869,981      $52,917,472
   Shares outstanding                                80,655,246              3,278,486           10,787,356        3,952,763
   Net asset value, offering and
   redemption price per share                             $1.00                 $10.53               $15.01           $13.39
                                                    -----------            -----------         ------------      -----------
 Institutional Shares
   Net assets                                       $16,415,146                      -           $9,029,351                -
   Shares outstanding                                16,415,146                      -              734,470                -
   Net asset value, offering and
   redemption price per share                             $1.00                      -               $12.29                -
                                                    -----------            -----------         ------------      -----------

Net Assets
 At December 31, 1996 net assets consisted of:
   Paid-in capital                                  $97,070,392            $34,292,301         $123,919,876      $51,782,422
   Undistributed net investment income                      -                  (1,343)            (517,661)        (659,212)
   Accumulated realized gain (loss)                         -                (343,528)              295,295          906,194
   Net unrealized appreciation of investments               -                 564,507            47,201,823          888,068

                                                    ===========            ===========         ============      ===========
                                                    $97,070,392            $34,511,937         $170,899,332      $52,917,472

18 Citizens Trust Semi-Annual Report

                                 See accompanying notes to financial statements.


                                                          Statement of Assets and Liabilities - December 31, 1996 (unaudited)

                                                          ----------------    ------------------------         ------
                                                           Citizens Global    Muir California Tax-Free
                                                          Equity Portfolio           Income Portfolio     E [bullet] Fund
                                                          ----------------    ------------------------         ------
Assets
Investments in securities, at market value
 (Identified cost $17,743,205, $11,550,087,
  and $17,407,542  respectively) (Note 1)                     $20,795,728                 $11,810,701    $17,407,542
Cash                                                                4,620                           -        259,604
Receivable for:
 Interest                                                             509                     211,633         15,377
 Dividends                                                         18,660                           -              -
 Investment securities sold                                             -                           -         67,712
 Other                                                             13,161                           -         16,645
Deferred organization costs (Note 1)                                    -                           -        159,189
Prepaid expenses and others                                         3,539                     109,588         42,116

                                                               -----------                 -----------    -----------
   Total Assets                                                20,836,216                  12,131,922     17,968,185

Liabilities
Payables:
 Investment securities purchased                                  659,918                           -              -
 Capital shares redeemed                                                -                           -              -
 Distributions                                                          -                      38,352         89,629
 Other                                                              2,960                           -              -
Accrued expenses                                                    9,375                           -              -

                                                               -----------                 -----------    -----------
   Total Liabilities                                              672,253                      38,352         89,629


Net Assets
 Net assets                                                   $20,163,962                 $12,093,570    $17,878,556
 Shares outstanding                                             1,639,976                     754,548     17,878,556
 Net asset value, offering and
 redemption price per share                                        $12.30                      $16.03          $1.00
                                                               -----------                 -----------    -----------


Net Assets
 At December 31, 1996 net assets consisted of:
 Paid-in capital                                              $17,495,299                 $12,197,620    $17,878,556
 Undistributed net investment income                            (115,766)                      76,939              -
 Accumulated realized gain (loss)                               (268,093)                   (441,603)              -
 Net unrealized appreciation of investments                     3,052,522                     260,615              -

                                                               ===========                 ===========    ===========
                                                              $20,163,962                 $12,093,570    $17,878,556

 ...We looked at the schedule of investments. This is the first line on this balance sheet. This represents the bulk of our assets. Next, we have small amounts of cash and accounts receivable. On the liabilities side, we have very few bills-mostly just accounts payable for securities we have purchased but have not yet paid for (by law we have to pay for securities purchased within three days)...

See accompanying notes to financial statements.                               19



                                                    Statement of Operations - December 31, 1996 (unaudited)


                                                     ----------------------   ----------------   ---------------   -----------------
                                                         Working Assets           Citizens          Citizens       Citizens Emerging
                                                     Money Market Portfolio   Income Portfolio   Index Portfolio    Growth Portfolio
                                                     ----------------------   ----------------   ---------------   -----------------
Investment Income
 Interest                                                    $2,588,147         $1,297,662     $       1,935          $   35,951
 Dividends                                                            -                  -         1,351,802              28,806
                                                            -----------       ------------     -------------         -----------
 Total investment income                                      2,588,147          1,297,662         1,353,737              64,758


Expenses
 Investment management fees (Note 2)                            166,219            109,688           391,380             231,588
 Transfer agent fees                                            113,822             22,510            99,076              48,688
 Custody and accounting fees                                     28,584             14,361            37,322              14,562
 Distribution expense (Note 2)                                   79,165             42,188           185,404              57,897
 Administration expense (Note 2)                                125,527             35,404           590,752              65,636
 Legal & audit fees                                               7,999              3,756            12,189               3,513
 Registration fees                                                8,235              5,471             8,882               6,154
 Trustees' fees and expenses                                      2,782              2,759             2,890               2,776
 Printing and postage                                             8,591              2,285            12,684               5,719
 Dues                                                             3,878              1,122             4,949               2,711
 Insurance                                                          607                207               961                 222
 Other expenses                                                  41,576             16,885            51,461              19,881
 Amortization of organization costs                               2,506                  -             2,471                   -

                                                            -----------       ------------     -------------         -----------
Total expenses                                                  589,491            256,636         1,400,423             459,347


Fee Reductions (Note 6)                                        (28,584)           (14,361)          (37,322)            (14,562)

Reimbursement by Adviser (Note 2)                              (21,016)                 -                 -                   -

Net expenses                                                    539,891            242,275         1,363,101             444,785

                                                            -----------       ------------     -------------         -----------
Net investment income (loss)                                  2,048,256          1,055,387           (9,364)           (380,027)


Realized and Unrealized Gain (Loss) on Investments
 Realized gain/(loss) on investments                                  -             87,772           459,441             624,621
 Increase in unrealized
     appreciation on investments                                      -            702,561        18,908,802           (942,948)
                                                            -----------       ------------     -------------         -----------

Net realized and unrealized
 gain on investments                                                  -            790,333        19,368,243           (318,328)


Net increase in net                                         ===========       ============     =============         ===========
 assets resulting from operations                           $ 2,048,256       $  1,845,720     $  19,358,879         $  (698,355)

 ...Yum - Here we come to the bottom line. This statement tells us exactly how each portfolio did for the six months. The top line here is "income". These are the interest and dividends (and E [bullet] fund Refund in the case of the E [bullet] fund) that we have received from our investing activities...

20 Citizens Trust Semi-Annual Report

                                 See accompanying notes to financial statements.



                                                          Statement of Operations - December 31, 1996 (unaudited)

                                                          ----------------    ------------------------         ------
                                                           Citizens Global    Muir California Tax-Free
                                                          Equity Portfolio        Income Portfolio          E [bullet] Fund
                                                          ----------------    ------------------------         ------
Investment Income
  Interest                                                    $  11,216                 $ 330,043           $ 400,909
  Dividends                                                      71,590                     5,480                   -
  Other income (Note 2)                                               -                         -              36,065

                                                              ---------                 ---------           ---------
 Total income                                                    82,806                   335,523             436,974


Expenses
  Investment management fees (Note 2)                            91,327                    40,772               7,567
  Transfer agent fees                                            18,952                    16,247              22,815
  Custody and accounting fees                                    27,887                    18,196               9,801
  Distribution expense (Note 2)                                  22,832                    15,682                   -
  Administration expense (Note 2)                                27,258                    17,152              10,480
  Legal & audit fees                                              2,240                     3,067                 728
  Registration fees                                               5,671                       314               6,288
  Trustees' fees and expenses                                     2,679                     3,915               3,059
  Printing and postage                                            2,277                     2,855               2,107
  Dues                                                              790                       551               1,383
  Insurance                                                          96                       120                  76
  Other expenses                                                 33,288                    19,385              22,956
  Amortization of organization costs                                  -                         -              18,033

                                                              ---------                 ---------           ---------
Total expenses                                                  235,297                   138,256             105,295

Fee Reductions (Note 6)                                        (27,887)                  (18,196)             (9,801)

Reimbursement by Adviser (Note 2)                                     -                   (26,936)            (95,493)

Net expenses                                                    207,410                    93,124                   -

                                                              ---------                 ---------           ---------
Net investment income (loss)                                  (124,604)                   242,399             436,974

Realized and Unrealized Gain (Loss) on Investments
  Realized gain (loss) on investments and foreign
   currency transactions                                  137,577                    94,724                   -
  Increase in unrealized appreciation on investments         639,523                   207,806                   -

Net realized and unrealized gain on investments                 777,100                   302,530                   -

                                                              =========                 =========           =========
Net increase in net assets resulting from operations          $ 652,495                 $ 544,928           $ 436,974

 ...Subtract the expense of operations, fee reductions and reimbursements by the Adviser - that, dear shareholder, is where my contract requires me to pay into the Portfolio to ensure that expenses do not exceed a certain level - and you have the first bottom line: the Net investment income. Added to that is the result of capital changes - if the securities rise or fall in value during the six months. And that finally equals the increase in wealth that our shareholders gained from investment in the Portfolio...

See accompanying notes to financial statements.                               21



                                                             Statement of Changes in Net Assets

                                                             ----------------------------------------------
                                                                  Working Assets Money Market Portfolio
                                                             ----------------------------------------------
                                                             For the six months ended    For the year ended
                                                                    December 31, 1996         June 30, 1996
                                                                           (unaudited)
Operations
  Net investment income (loss)                                           $  2,048,256          $  4,415,160
  Realized gain (loss) on investments                                               -                     -
  Unrealized appreciation (depreciation)
    of investments                                                                  -                     -
  Change in net assets from                                           ------------          ------------
    investment activities                                                   2,048,256             4,415,160


Distributions to shareholders from:
   Net investment income-Retail                                           (1,657,648)           (4,158,569)
   Net investment income-Institutional                                      (390,609)             (256,591)
   Net realized gain on investments-Retail                                          -                     -

                                                                         ------------          ------------
   Total distributions                                                    (2,048,256)           (4,415,160)


   Increase (decrease) in net assets
       resulting from capital share transactions (Note 5)                   4,205,379           (4,746,296)
                                                                         ------------          ------------

   Total increase (decrease) in net assets                                  4,205,379           (4,746,296)


Net Assets
   Beginning of year                                                       92,865,013            97,611,309

                                                                         ============          ============
   End of year                                                            $97,070,392           $92,865,013




                                                             ----------------------------------------------
                                                                       Citizens Income Portfolio
                                                             ----------------------------------------------
                                                             For the six months ended    For the year ended
                                                                    December 31, 1996         June 30, 1996
                                                                           (unaudited)
Operations
  Net investment income (loss)                                           $  1,055,387          $  1,995,790
  Realized gain (loss) on investments                                          87,772                53,207
  Unrealized appreciation (depreciation)
      of investments                                                          702,561             (422,710)
  Change in net assets from                                              ------------          ------------
      investment activities                                                 1,845,720             1,626,287


Distributions to shareholders from:
  Net investment income-Retail                                             (1,057,709)           (1,995,790)
  Net investment income-Institutional                                                -                     -
  Net realized gain on investments-Retail                                            -                     -

                                                                          ------------          ------------
  Total distributions                                                      (1,057,709)           (1,995,790)


  Increase (decrease) in net assets
      resulting from capital share transactions (Note 5)                    1,448,074             2,523,000
                                                                         ------------          ------------

  Total increase (decrease) in net assets                                   2,236,085             2,153,497


Net Assets
  Beginning of year                                                        32,275,852            30,122,355

                                                                         ============          ============
  End of year                                                             $34,511,937           $32,275,852


 ...Citizens Trust grew significantly in the last six months. This report tells you exactly where that growth came from. It combines the bottom line from the Statement of Changes on the previous pages with the impacts of purchase and redemptions of fund shares including payment of dividends. It then compares our results for the first six months of our fiscal year to our full last fiscal year. This way you can spot trends in our opinion.

For example, our Money Market Portfolio has turned around its purchases. Last year it shrunk in size by over $4 million dollars. However, in the last six months it grew by over $4 million, about half of which came from earnings...


22 Citizens Trust Semi-Annual Report

                                 See accompanying notes to financial statements.



                                                Statement of Changes in Net Assets


                                                ----------------------------------------------
                                                           Citizens Index Portfolio
                                                ----------------------------------------------
                                                For the six months ended    For the year ended
                                                       December 31, 1996         June 30, 1996
                                                              (unaudited)
Operations
  Net investment income (loss)                                   ($9,364)             $884,927
  Realized gain (loss) on investments                            459,441               337,150
  Unrealized appreciation (depreciation)
      of investments                                          18,908,802            24,446,708
  Change in net assets from                                 ------------          ------------
      investment activities                                   19,358,879            25,668,785


Distributions to shareholders from:
  Net investment income-Retail                                  (633,846)             (289,938)
  Net investment income-Institutional                            (65,259)                    -
  Net realized gain on investments                            (1,036,303)             (535,008)

                                                            ------------          ------------
  Total distributions                                         (1,735,409)             (824,946)

  Increase (decrease) in net assets
      resulting from capital share
      transactions (Note 5)                                    8,771,883            13,564,332

                                                            ------------          ------------
  Total increase (decrease) in net assets                     26,395,354            38,408,171


Net Assets
  Beginning of year                                          144,503,978           106,095,807

  End of year                                               $170,899,332          $144,503,978
                                                            ============          ============


Undistributed net investment income                         ============          ============
     End of year                                                       -              $690,075


                                                ----------------------------------------------
                                                      Citizens Emerging Growth Portfolio
                                                ----------------------------------------------
                                                For the six months ended    For the year ended
                                                       December 31, 1996         June 30, 1996
                                                              (unaudited)
Operations
  Net investment income (loss)                                 ($380,027)            ($321,881)
  Realized gain (loss) on investments                             624,621             5,895,322
  Unrealized appreciation (depreciation)
      of investments                                            (942,948)            1,140,522
  Change in net assets from                                   -----------           -----------
      investment activities                                     (698,355)            6,713,963


Distributions to shareholders from:
  Net investment income-Retail                                         -                     -
  Net investment income-Institutional                                  -                     -
  Net realized gain on investments                            (4,391,320)           (1,851,960)

                                                             -----------           -----------
  Total distributions                                         (4,391,320)           (1,851,960)

  Increase (decrease) in net assets
      resulting from capital share
      transactions (Note 5)                                   21,597,869            20,909,575

                                                             -----------           -----------
  Total increase (decrease) in net assets                     16,508,195            25,771,578


Net Assets
  Beginning of year                                           36,409,277            10,637,699

  End of year                                                $52,917,472           $36,409,277

Undistributed net investment income                          ===========           ===========
     End of year                                                       -                     -


 ...The Citizens Index earned $19 million in the last six months and had new investments of almost $9 million. Why should you care? A Portfolio that has heavy redemptions may be forced to sell securities in an untimely way in order to meet its obligations. A Portfolio with large purchases may go through a period of "digestion" to get all its new assets in the market...

See accompanying notes to financial statements.                               23



                                                  Statement of Changes in Net Assets

                                                  ----------------------------------------------
                                                          Citizens Global Equity Portfolio
                                                  ----------------------------------------------
                                                  For the six months ended    For the year ended
                                                         December 31, 1996    June 30, 1996
                                                               (unaudited)
Operations
  Net investment income (loss)                                ($124,604)                ($120,143)
  Realized gain (loss) on investments
      and foreign currencies                                     137,577                 (271,000)
  Unrealized appreciation (depreciation)
      of investments and foreign currencies                      639,523                 1,867,659
  Change in net assets from                                  -----------               -----------
      investment activities                                      652,495                 1,476,516


Distributions to shareholders from:
  Net investment income                                                -                         -
  Net realized gain on investments                                     -                 (126,086)

                                                             -----------               -----------
  Total distributions                                                 -                 (126,086)

  Increase (decrease) in net assets
      resulting from capital share
      transactions (Note 5)                                    3,916,134                 4,741,741

                                                             -----------               -----------
  Total increase (decrease) in net assets                      4,568,630                 6,092,171


Net Assets
  Beginning of year                                           15,595,333                 9,503,162

                                                             ===========               ===========
  End of year                                                $20,163,962               $15,595,333

Undistributed net investment income                          ===========               ===========
  End of year                                                       -                         -




                                                  ----------------------------------------------
                                                    Muir California Tax-Free Income Portfolio
                                                  ----------------------------------------------
                                                  For the six months ended    For the year ended
                                                         December 31, 1996         June 30, 1996
                                                               (unaudited)
Operations
  Net investment income (loss)                                   $242,399                  $578,826
  Realized gain (loss) on investments
      and foreign currencies                                       94,724                   175,608
  Unrealized appreciation (depreciation)
      of investments and foreign currencies                       207,806                  (53,230)
  Change in net assets from                                   -----------               -----------
      investment activities                                       544,928                   701,204


Distributions to shareholders from:
  Net investment income                                         (165,460)                 (578,826)
  Net realized gain on investments                                      -                         -

                                                              -----------               -----------
  Total distributions                                           (165,460)                 (578,826)

  Increase (decrease) in net assets
      resulting from capital share
      transactions (Note 5)                                   (1,507,164)               (2,142,157)

                                                              -----------               -----------
  Total increase (decrease) in net assets                     (1,127,696)               (2,019,779)


Net Assets
  Beginning of year                                            13,221,266                15,241,045

                                                              ===========               ===========
  End of year                                                 $12,093,570               $13,221,266

Undistributed net investment income                           ===========               ===========
  End of year                                                     $76,939                          -


24 Citizens Trust Semi-Annual Report

                                 See accompanying notes to financial statements.

                       Statement of Changes in Net Assets


                                                  ----------------------------------------------
                                                                   E [bullet] fund
                                                  ----------------------------------------------
                                                  For the six months ended    For the year ended
                                                         December 31, 1996    June 30, 1996
                                                               (unaudited)
Operations
  Net income (loss)                                       $  436,974                $  238,610
  Realized gain (loss) on investments                              -                         -
  Unrealized appreciation (depreciation)
      of investments                                               -                         -
  Change in net assets from                              -----------               -----------
      investment activities                                  436,974                   238,610

Distributions to shareholders from:
  Net income                                                (436,974)                 (238,610)
  Net realized gain on investments                                 -                         -

                                                         -----------               -----------
  Total distributions                                       (436,974)                 (238,610)

  Increase (decrease) in net assets
      resulting from capital share
      transactions (note 5)                                6,796,334                11,082,222

                                                         -----------               -----------
  Total increase (decrease) in net assets                  6,796,334                11,082,222

Net Assets
  Beginning of year                                       11,082,222                         -

                                                         ===========               ===========
  End of year                                            $17,878,556               $11,082,222

*Commencement of operations July 1, 1995

See accompanying notes to financial statements.                               25

                                                  Financial Highlights

                                                   -----------------------------------------------------------------
                                                               Muir California Tax-Free Income Portfolio
                                                   -----------------------------------------------------------------
                                                     For the six    For the year    For the year      For the period
                                                    months ended           ended           ended              4/1/94
                                                   Dec. 31, 1996   June 30, 1996   June 30, 1995          to 6/30/94
                                                     (unaudited)
Selected Per-Share Data

Net asset value, beginning of period                     $15.64           $15.53              $15.43          $15.71
                                                        -------          -------             -------         -------


   Income (loss) from
          investment operations
     Net investment income                                 0.30             0.62                0.67            0.18
     Net gain (loss) on securities
          (both realized and unrealized)                   0.39             0.11                0.10            0.01
                                                        -------          -------             -------         -------
     Total from investment operations                      0.69             0.73                0.77            0.19
   Less distributions
     Dividends
          (from net investment income)                   (0.30)           (0.62)              (0.67)          (0.32)
     Distributions
          (from net realized gains)                           -                -                   -          (0.15)
                                                        -------          -------             -------         -------
   Total distributions                                   (0.30)           (0.62)              (0.67)          (0.47)


                                                        =======          =======             =======         =======
Net asset value, end of period                           $16.03           $15.64              $15.53          $15.43


Total return                                              4.46%            4.71%               5.15%          5.09%*



Ratios and Supplemental Data
   Net assets,
       end of period (thousands)                        $12,094          $13,221             $15,241         $17,276
   Ratio of expenses to
       average net assets                                1.53%*            1.55%               1.25%          1.25%*
   Ratio of expenses to
       average net assets
       prior to reimbursement                            1.97%*            1.87%               1.74%          1.86%*
   Ratio of net income (loss)
        to average net assets                            3.98%*            3.98%               4.37%          4.70%*
   Ratio of net income (loss) to
       average net assets
       prior to reimbursement                            3.53%*            3.66%               3.88%          4.09%*
   Portfolio turnover rate                               48.62%           83.12%              74.94%          38.29%



                                               -------------------------------
                                                   Muir California Tax-Free
                                                       Income Portfolio
                                               -------------------------------
                                                 For the year     For the year
                                                        ended            ended
                                               March 31, 1994   March 31, 1993
Selected Per-Share Data

Net asset value, beginning of period                     $16.67          $15.76
                                                        -------         -------


   Income (loss) from
       investment operations
       Net investment income                               0.84            0.90
       Net gain (loss) on securities
            (both realized and unrealized)                (0.79)           1.00
                                                        -------         -------
       Total from investment operations                    0.05            1.90
    Less distributions
       Dividends
            (from net investment income)                  (0.86)          (0.91)
       Distributions
            (from net realized gains)                     (0.15)          (0.08)
                                                        -------         -------
    Total distributions                                   (1.01)          (0.99)


                                                        =======         =======
Net asset value, end of period                           $15.71          $16.67


Total return                                              0.04%          12.58%



Ratios and Supplemental Data
     Net assets,
         end of period (thousands)                    $17,532         $15,455
     Ratio of expenses to
         average net assets                              0.75%           0.46%
     Ratio of expenses to
         average net assets
         prior to reimbursement                          1.62%           1.87%
     Ratio of net income (loss)
          to average net assets                          4.98%           5.59%
     Ratio of net income (loss) to
         average net assets
         prior to reimbursement                          4.11%           4.18%
     Portfolio turnover rate                            31.04%          36.24%

 *       Annualized

 ...Here's a summary of much of the data contained in the large numbers of the previous reports, scaled down to simpler terms. Information about income, gains and losses, costs and returns is stated this time for each share. It shows the trends over the last five years, as well as the infomation for the recent six months ended 12/31/96...

26 Citizens Trust Semi-Annual Report

                                 See accompanying notes to financial statements.

                              Financial Highlights

                                                   -------------------------------------------------------------
                                                                     Citizens Income Portfolio
                                                   -------------------------------------------------------------
                                                     For the six    For the year    For the year    For the year
                                                    months ended           ended           ended           ended
                                                   Dec. 31, 1996   June 30, 1996   June 30, 1995   June 30, 1994
                                                     (unaudited)
Selected Per-Share Data

     Net asset value, beginning of period                 $10.28          $10.38          $10.04         $10.60
                                                         -------         -------         -------        -------

     Income (loss) from
         investment operations
         Net investment income                              0.33            0.66            0.65           0.55
         Net gain (loss) on securities
            (both realized and unrealized)                  0.25           (0.10)           0.36          (0.54)
                                                         -------         -------         -------        -------
         Total from investment operations                   0.58            0.56            1.01           0.01
     Less distributions
         Dividends
            (from net investment income)                   (0.33)          (0.66)          (0.65)         (0.55)
         Distributions
            (from net realized gains)                        -                 -           (0.02)         (0.02)
                                                         -------         -------         -------        -------
     Total distributions                                   (0.33)          (0.66)          (0.67)         (0.57)


                                                         =======         =======         =======        =======
     Net asset value, end of period                       $10.53          $10.28          $10.38         $10.04


     Total return                                           5.71%           5.48%          10.45%          5.09%



Ratios and Supplemental Data
     Net assets,
         end of period (thousands)                       $34,512         $32,276         $30,122        $24,410
     Ratio of expenses
         to average net assets                              1.39%ss.        1.43%           1.35%          1.25%
     Ratio of expenses
         to average net assets
         prior to reimbursement                             1.39%ss.        1.48%           1.48%          2.01%
     Ratio of net income (loss) to
         average net assets                                 6.07%ss.        6.26%           6.47%          5.43%
     Ratio of net income (loss) to
         average net assets
         prior to reimbursement                             6.07%ss.        6.21%           6.34%          4.68%
     Portfolio turnover rate                               19.02%          41.36%          46.03%         52.62%



                                                   ---------------------------------
                                                        Citizens Income Portfolio
                                                   ---------------------------------
                                                    For the year        For the year
                                                           ended               ended
                                                   June 30, 1993      June 30, 1992*
Selected Per-Share Data

     Net asset value, beginning of period                 $10.07          $10.00
                                                         -------          ------

     Income (loss) from
         investment operations
         Net investment income                              0.46            0.01
         Net gain (loss) on securities
            (both realized and unrealized)                  0.54            0.07
                                                         -------          ------
         Total from investment operations                   1.00            0.08
     Less distributions
         Dividends
            (from net investment income)                   (0.47)          (0.01)
         Distributions
            (from net realized gains)                        -                 -
                                                         -------          ------
     Total distributions                                   (0.47)          (0.01)


                                                         =======          ======
     Net asset value, end of period                       $10.60          $10.07


     Total return                                          12.58%          14.60%ss.



Ratios and Supplemental Data
     Net assets,
         end of period (thousands)                       $12,601          $1,030
     Ratio of expenses
         to average net assets                              1.42%           1.75%ss.
     Ratio of expenses
         to average net assets
         prior to reimbursement                             2.38             N/A
     Ratio of net income (loss) to
         average net assets                                 4.98%           4.38%ss.
     Ratio of net income (loss) to
         average net assets
         prior to reimbursement                             4.02%            N/A
     Portfolio turnover rate                               22.35%           0.00%

* Commencement of operations June 10, 1992 ss. Annualized

See accompanying notes to financial statements.                               27

                              Financial Highlights

                                                               -------------------------------------------------------------
                                                                             Citizens Emerging Growth Portfolio
                                                               -------------------------------------------------------------
                                                                For the six     For the year    For the year    For the year
                                                                months ended           ended           ended           ended
                                                               June 30, 1996   June 30, 1996   June 30, 1995   June 30, 1994*
Selected Per-Share Data

Net asset value, beginning of period                                 $14.87           $11.87           $9.93         $10.00
                                                                    -------          -------         -------          ------


     Income (loss) from investment operations
         Net investment income (loss)                                 (0.12)           (0.13)           0.07           0.01
         Net gain (loss) on securities (both
           realized and unrealized)                                   (0.11)            4.72            2.18          (0.08)
                                                                    -------          -------         -------          ------
            Total from investment operations                          (0.23)            4.59            2.25          (0.07)
     Less distributions
         Dividends (from net investment income)                           -                -           (0.09)             -
         Distributions (from net realized gains)                      (1.25)           (1.59)          (0.22)             -
                                                                    -------          -------         -------          ------
            Total distributions                                       (1.25)           (1.59)          (0.31)             -


                                                                    =======          =======         =======          ======
Net asset value, end of period                                       $13.39           $14.87          $11.87           $9.93


Total return                                                          -1.48%           42.43%          23.24%          -1.80%ss.



Ratios and Supplemental Data
     Net assets, end of period (thousands)                          $52,917          $36,409         $10,638          $3,754
     Ratio of expenses to average net assets                           1.67%ss.         2.10%           1.90%           1.89%ss.
     Ratio of expenses to average net assets
       prior to reimbursement                                          1.67%ss.         2.34%           2.93%           3.81%ss.
     Ratio of net income (loss) to average net assets                 -1.42%ss.        -1.64%           0.53%           0.63%ss.
     Ratio of net income (loss) to average net assets
       prior to reimbursement                                         -1.42%ss.        -1.88%          -0.50%          -1.29%ss.
     Portfolio turnover rate                                          80.03%          337.41%         231.30%          33.35%
     Average Commission Rate Paid                                      2.38%               -               -               -

* Commencement of operations February 8, 1994 ss. Annualized

 ...The total return in the middle of the page here tells the story of what to expect with this Portfolio: Big gains and periods of small losses. This is a Portfolio for the long-term investor who has the time and psychological fortitude to ride the ups and downs of aggressive growth investing. Also, look at the turnover. These managers are active every day and the turnover ratio shows it...

28 Citizens Trust Semi-Annual Report


                                 See accompanying notes to financial statements.

                              Financial Highlights

                                                 -------------------------------------------------------------
                                                            Working Assets Money Market Portfolio
                                                 -------------------------------------------------------------
                                                   For the six    For the year    For the year    For the year
                                                  months ended           ended           ended           ended
                                                 Dec. 31, 1996   June 30, 1996   June 30, 1995   June 30, 1994
                                                   (unaudited)
Retail Shares
Selected Per-Share Data
Net asset value, beginning of period                     $1.00           $1.00           $1.00           $1.00
                                                       -------         -------         -------        --------
     Income from investment operations
     Net investment income                               0.021           0.045           0.044           0.023
     Less distributions
     Dividends
         (from net investment income)                   (0.021)         (0.045)         (0.044)         (0.023)


Net asset value, end of period                           $1.00           $1.00           $1.00           $1.00
                                                       =======         =======         =======        ========

Total return                                              2.13%           4.60%           4.51%           2.35%

Ratios and Supplemental Data
Net assets,
end of period (thousands)                              $80,655         $78,326         $97,611        $103,766
Ratio of expenses to
average net assets                                        1.23%ss.        1.21%           1.16%           1.16%
Ratio of expenses to average
net assets prior to reimbursement                         1.28%           1.21%           1.16%           1.16%
Ratio of net income to
average net assets                                        4.08%ss.        4.56%           4.39%           2.31%
Ratio of net income to average net
assets prior to reimbursement                             4.99%           4.56%           4.39%           2.31%



                                                 ------------------------------
                                                          Working Assets
                                                      Money Market Portfolio
                                                 ------------------------------
                                                  For the year    For the year
                                                         ended           ended
                                                 June 30, 1993   June 30, 1992
Retail Shares
Selected Per-Share Data
Net asset value, beginning of period                      $1.00           $1.00
                                                       --------        --------
     Income from investment operations
     Net investment income                                0.024           0.041
     Less distributions
     Dividends
         (from net investment income)                    (0.024)         (0.041)


Net asset value, end of period                            $1.00           $1.00
                                                       ========        ========

Total return                                               2.43%           4.16%

Ratios and Supplemental Data
Net assets,
end of period (thousands)                              $152,625        $223,951
Ratio of expenses to
average net assets                                         1.11%           1.07%
Ratio of expenses to average
net assets prior to reimbursement                          1.11%           1.07%
Ratio of net income to
average net assets                                         2.41%           4.09%
Ratio of net income to average net
assets prior to reimbursement                              2.41%           4.09%




                                                 -----------------------------
                                                   For the six    For the year
                                                  months ended           ended
                                                 Dec. 31, 1996   June 30, 1996
                                                   (unaudited)
Institutional Shares
Selected Per-Share Data
Net asset value, beginning of period                     $1.00           $1.00
                                                       -------         -------
     Income from investment operations
     Net investment income                               0.025           0.021
     Less distributions
     Dividends (from net investment income)             (0.025)         (0.021)


                                                       =======         =======
Net asset value, end of period                           $1.00           $1.00


Total return                                             2.51%           2.09%

Ratios and Supplemental Data
     Net assets, end of period (thousands)             $16,415         $14,539
     Ratio of expenses to average net assets              0.49%ss.        0.47%ss.
     Ratio of net income to average net assets            4.72%ss.        5.16%ss.

* For the period from February 1, 1996 to June 30, 1996 ss. Annualized

See accompanying notes to financial statements.                               29

                              Financial Highlights

                                                        -----------------------------
                                                                    E[bullet]fund
                                                        -----------------------------
                                                         For the six  For the period
                                                        months ended           ended
                                                        Dec. 31, 1996   June 30, 1996*
                                                         (unaudited)
Selected Per-Share Data
Net asset value, beginning of period                          $  1.00         $  1.00
                                                              -------         -------

     Income from operations
         Net investment income                                  0.029           0.059
                                                              -------         -------


     Less distributions
         Dividends (from net investment income)                (0.029)         (0.059)


                                                              =======         =======
Net asset value, end of period                                  $1.00           $1.00


Total return                                                     2.94%           6.10%


Ratios and Supplemental Data
     Net assets, end of period (thousands)                    $17,879         $11,082
     Ratio of expenses to average net assets                     0.00%           0.00%
     Ratio of expenses to average net assets
         prior to reimbursement                                  1.06%ss.        1.55%
     Ratio of net income (loss) to average net assets            4.85%ss.        6.02%
     Ratio of net income (loss) to average net assets
         prior to reimbursement                                  3.79%ss.        4.64%


* Commencement of operations July 1, 1995 ss. Annualized

30 Citizens Trust Semi-Annual Report

                                 See accompanying notes to financial statements.

Financial Highlights


                                                   ---------------------------------------------      ------------------------------
                                                         Citizens Portfolio-Retail Shares                 Institutional Shares
                                                   ---------------------------------------------      ------------------------------
                                                     For the six    For the year    For the year        For the six     For the year
                                                    months ended           ended           ended       months ended            ended
                                                   Dec. 31, 1996   June 30, 1996   June 30, 1995ss.   Dec. 31, 1996   June 30, 1996^
                                                     (unaudited)                                        (unaudited)
Selected Per-Share Data
Net asset value, beginning of year                        $13.41          $10.94          $10.00       $11.00               $10.00
                                                        --------        --------        --------       ------               ------
     Income from investment operations
         Net investment income                                 -            0.08            0.01            -                 0.08
         Net gain on securities
            (both realized and unrealized)                  1.75            2.47            0.93         1.47                 0.92
                                                        --------        --------        --------       ------               ------
     Total from investment operations                       1.75            2.55            0.94         1.47                 1.00


     Less distributions
         Dividends (from net investment income)            (0.06)          (0.03)              -           (0.09)                -
         Distributions (from net realized gains)           (0.09)          (0.05)              -          (0.09)                 -
                                                        --------        --------        --------       ------               ------
     Total distributions                                   (0.15)          (0.08)              -          (0.18)                 -

Net asset value, end of period                            $15.01          $13.41          $10.94       $12.29               $11.00
                                                        ========        ========        ========       ======               ======


Total return                                               13.06%          23.41%           9.40%       13.40%               10.00%*



Ratios and Supplemental Data
Net assets, end of period (thousands)                   $161,870        $136,980        $106,096       $9,029               $7,524
Ratio of expenses to average net assets                     1.62%*          1.82%           1.75%*        0.92%               1.01%*
Ratio of expenses to average net assets
         prior to reimbursement                             1.62%*          1.82%            N/A        0.92%                 1.01%*
Ratio of net income (loss) to average net assets           -0.05%*          0.68%           0.98%*         0.65%              2.37%*
Ratio of net income (loss) to average net assets
         prior to reimbursement                            -0.05%*          0.68%            N/A        0.65%                 2.37%*
Portfolio turnover rate                                     1.47%           6.44%          64.95%       1.18%
Average Commision Rate Paid                                 3.64%              -               -           -                     -

*   Annualized
ss. Commencement of operations March 3, 1995
^   Commencement of operations January 25, 1996

See accompanying notes to financial statements.                               31

                                                 Financial Highlights

                                                                 -------------------------------------------------------------
                                                                                  Citizens Global Equity Portfolio
                                                                 -------------------------------------------------------------
                                                                   For the six    For the year    For the year    For the year
                                                                  months ended           ended           ended           ended
                                                                 Dec. 31, 1996   June 30, 1996   June 30, 1995   June 30, 1994*
                                                                   (unaudited)
Selected Per-Share Data

Net asset value, beginning of period                                   $ 11.89         $ 10.69          $ 9.80        $10.00
                                                                       -------         -------          ------        ------
     Income (loss) from investment operations
         Net investment income (loss)                                    (0.08)          (0.10)          (0.01)         0.01
         Net gain (loss) on securities (both
           realized and unrealized)                                       0.49            1.43            0.96         (0.21)
                                                                       -------         -------          ------        ------
            Total from investment operations                              0.41            1.33            0.95         (0.20)

     Less distributions
         Dividends (from net investment income)                              -               -               -             -
         Distributions (from net realized gains)                             -           (0.13)          (0.06)            -
                                                                       -------         -------          ------        ------
            Total distributions                                              -           (0.13)          (0.06)            -


Net asset value, end of period                                         $ 12.30         $ 11.89         $ 10.69        $ 9.80
                                                                       =======         =======          ======        ======


Total Return                                                              3.45%          12.52%           9.77%        -5.14%ss.


Ratios and Supplemental Data
     Net assets, end of period (thousands)                             $20,164         $15,595          $9,503        $5,639
     Ratio of expenses to average net assets                              2.31%ss.        2.72%           2.50%         2.50%ss.
     Ratio of expenses to average net assets
       prior to reimbursement                                             2.31%ss.        2.72%           2.99%         3.16%ss.
     Ratio of net income (loss) to average net assets                    -1.23%ss.       -1.01%           0.00%         0.25%ss.
     Ratio of net income (loss) to average net assets
       prior to reimbursement                                            -1.23%ss.       -1.01%          -0.49%        -0.41%ss.
     Portfolio turnover rate                                             30.31%          85.92%          22.10%         0.00%
     Average Commission Rate Paid                                         2.05%              -               -             -

*Commencement of operations February 8, 1994 ss.Annualized

 ...This is it! The last page before "Notes To Financial Statements". If you'd like more information on the "nuts and bolts" of our family of funds, "Notes" is the place to find it. 'Til next time...

/s/Sophia Collier

32 Citizens Trust Semi-Annual Report

                                 See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)
December 31, 1996

NOTE 1 - Summary of Significant Accounting Policies

Organization Working Assets Money Market Portfolio, Citizens Income Portfolio, Citizens Index Portfolio, Citizens Emerging Growth Portfolio, Citizens Global Equity Portfolio, Muir California Tax-Free Income Portfolio and E[bullet]fund (the "Portfolios") are each a series of shares of beneficial interest of Citizens Investment Trust ("Citizens Trust" or the "Trust"), formerly known as Working Assets Common Holdings. The Trust is registered as an open-end management company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Massachusetts business trust on November 24, 1982, and is authorized to issue an unlimited number of no par value shares in one or more series. The following is a summary of significant accounting policies followed by the Portfolios.

Primary Objectives of Portfolio Working Assets Money Market Portfolio and the E[bullet]fund - current income consistent with safety and liquidity.

Citizens Income Portfolio - invests in fixed income securities to generate current income and pay a dividend every month.

Citizens Index Portfolio - market-weighted portfolio of 300 companies with the objective of long-term capital appreciation.

Citizens Emerging Growth Portfolio - invests in promising small and medium sized companies with the objective of aggressive growth.

Citizens Global Equity Portfolio - holds U.S. and foreign stocks for capital appreciation. \

Muir California Tax-Free Income Portfolio - provides a high level of current income exempt from both federal and California state personal income tax.

Security Valuation
Working Assets Money Market Portfolio's and the E*fund's securities are valued at amortized cost (premiums and discounts are amortized on a straight-line basis), which has been determined by the Board of Trustees to represent fair value. With respect to the other Portfolios, securities for which market quotations are readily available are valued at the most recent closing sale price or, if there is no closing sale price, at the bid price except for municipal bonds which are valued at the mean between the bid and asked price. Fixed income securities maturing within sixty days are normally valued at cost, plus or minus any amortized discount or premium, provided that the Board of Trustees determines that amortized cost equals market value. All securities for which market quotations are not readily available will be fairly valued by Citizens Advisers, the Trust's adviser, in good faith under the supervision of the Board of Trustees.

The Muir California Tax-Free Income Portfolio invests in debt instruments of municipal issuers. The issuers' abilities to meet their obligations may be affected by economic developments in the state of California.

Security Transactions, Investment Income and Other
Security transactions are recorded on the trade date. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses are recorded on the identified cost basis. The Money Market Portfolio and the E[bullet]fund seek to maintain a continuous net asset value per share of $1.00 and intend to comply with the maturity, diversification and quality requirements of Rule 2a-7 under the 1940 Act in order to be considered a money market fund. If net asset value per share using available market information deviates from $1.00 by $.005 or more, the Board of Trustees would consider what steps, if any, should be taken to restore net asset value per share to $1.00.

Call and Put Options
Citizens Emerging Growth Portfolio, Citizens Global Equity Portfolio, Citizens Index Portfolio, and Muir California Tax-Free Income Portfolio - When a Portfolio writes a call or put option, an amount equal to the premium received is reflected as a liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. If an option which a Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realized a gain (or loss if the cost of the closing transaction exceeds the premium received when the option is sold), and the liability related to such option is extinguished. If a call option which a Portfolio has written is exercised, the Portfolio realized a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which a Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchases upon exercise of the options.

The premium paid by a Portfolio for the purchase of a call or put option is recorded as an investment and subsequently "marked to market" to reflect the current market value of the option purchased. If an option which a Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a loss in the amount of the cost of the option. If a Portfolio enters into a closing transaction, it realizes a gain (loss) if the proceeds from the sale are greater (less) than the cost of the option purchased. If a Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Portfolio exercises a call option, the cost of the security purchased upon exercise is increased by the premium originally paid. These option contracts may be listed for trading on a national securities exchange or traded over-the-counter. Over-the-counter options are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer. A Portfolio as a writer of a call option loses the potential for gain on the underlying security above the exercise price while the option is outstanding. By writing a put option, a Portfolio might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

Distributions Citizens Income Portfolio distributes net investment income to shareholders monthly and net capital gains, if any, annually. With respect to Citizens Index Portfolio, Citizens Emerging Growth Portfolio and Citizens Global Equity Portfolio, distributions to shareholders from net investment income and net capital gains, if any, are distributed annually. With respect to the Working Assets Money Market Portfolio, E[bullet]fund and the Muir California Tax-Free Income Portfolio, dividends from net investment income are accrued daily and are reinvested in additional shares or paid in cash monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses and deferral of post-October losses.

Federal Income Taxes
No provision has been made for federal taxes on the Portfolios' income since it is the policy of the Portfolios to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders.

Deferred Organization Costs
All costs incurred in connection with the organization, registration and/or reorganization of the Portfolios have been paid by the Portfolios. These costs are being amortized on a straight line basis over a period not to exceed sixty months.

Use of Estimates in Financial Statements
In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the period. Actual results may differ from these estimates.


NOTE 2 - Investment Advisory Fee and Other Transactions with Affiliates Citizens Advisers (the "Adviser"), formerly known as Working Assets Management Company, serves as Adviser to each of the Portfolios. Citizens Securities (the "Distributor"), formerly known as Working Assets Capital Management is a wholly owned subsidiary of the Adviser and serves as the Distributor of each of the Portfolios shares. Under the terms of the management contract, the Adviser is paid a monthly fee based on an annual rate of each Portfolio's average net assets. Those rates are a follows: Working Assets Money Market Portfolio, .35%; Citizens Income Portfolio and Muir California Tax-Free Income Portfolio, .65%; Citizens Index Portfolio, .50%; Citizens Emerging Growth Portfolio and Citizens Global Equity Portfolio, 1.00%; and E[bullet]fund, .10%. Prior to the inception of the Institutional Class Shares of Working Assets Money Market Portfolio and Citizens Index Portfolio their advisory fee rates were .50% and .70% of average daily net assets, respectively. The Adviser has agreed to reduce or eliminate its fee to the extent that the total expenses of a Portfolio for any fiscal year (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) exceed the following limits: Working Assets Money Market Portfolio, 1.50% of the first $40 million of average net assets and 1% thereafter; Citizens Income Portfolio, 1.75% of the first $75 million of average net assets and 1.25% thereafter; Citizens Emerging Growth Portfolio, Citizens Global Equity Portfolio and Muir California Tax-Free Income Portfolio, 1.90%, 2.50% and 1.55%, respectively, of average net assets. The Adviser may also voluntarily reduce its fee or waive reimbursement of distribution costs so that the total expenses of a Portfolio are below such limits. The Adviser is currently waiving all expenses of the E*fund. Reimbursements for the period ended December 31, 1996 were $21,016, $22,601 and $95,494 for the Working Assets Money Market Portfolio, Muir California Tax-Free Income Portfolio and E[bullet]fund, respectively. GMG/Seneca Capital Management serves as the Sub-Adviser for Working Assets Money Market Portfolio, Citizens Income Portfolio, Citizens Emerging Growth Portfolio, Muir California Tax-Free Income Portfolio and E[bullet]fund. Clemente Capital, Inc. serves as the Sub-Adviser for Citizens Global Equity Portfolio and RhumbLine Advisers serves as the Sub-Adviser for Citizens Index Portfolio. For their services, the Sub-Advisers receive fees, paid by the Adviser as follows:




                                              -------------     ----------------
                                              Percentage of      Percentage of
                                                 average           management
                                               net assets       fee paid Adviser
                                              -------------     ----------------
Working Assets Money Market Portfolio             .08%                  -
E[bullet]fund                                     .08%                  -
Citizens Income Portfolio                        .165%                  -
Citizens Index Portfolio                          .10%                  -
Citizens Emerging Growth Portfolio                   -                35%
Citizens Global Equity Portfolio                  .35%                  -
Muir California Tax-Free Income Portfolio        .175%                  -



The Trust's distribution agreement allows the Distributor to be reimbursed for distribution-related expenses up to .20% of the average daily net assets of the Working Assets Money Market Portfolio and up to .25% of the average daily net assets of the other Portfolios, with the exception of the E[bullet]fund and the Institutional Classes of the Working Assets Money Market Portfolio and the Citizens Index Portfolio, which have no distribution-related expenses.

34 Citizens Trust Semi-Annual Report

Pursuant to an Administrative Services Agreement, the Adviser assumes a number of general administrative services for each Portfolio for which the Adviser is paid a monthly fee based on an annual rate of each Portfolio's average net assets. Those rates are as follows: Working Assets Money Market Portfolio - Retail Class - .15%; Citizens Income Portfolio, Citizens Emerging Growth Portfolio, Citizens Global Equity Portfolio and Muir California Tax-Free Income Portfolio - .10%; Citizens Index Portfolio - Retail Class - .65%; and Citizens Index Portfolio - Institutional Class - .30%
        Shareholders of the E[bullet]fund are issued MasterCard debit cards. The Distributor collects and forwards to the Portfolio 1% of the amount of debit card purchases, subject to the limit that the amounts paid the Portfolio, together with any other "non-qualifying" income received by the Portfolio in any fiscal year will not exceed 9.75% for the Portfolio's gross income for that year.
         Certain officers and Trustees of the Trust are "affiliated persons," as defined in the 1940 Act, of the Adviser. Currently, each Trustee who is not an "affiliated person" receives an annual retainer of $2,000 and $500 for each day there is a Trustees meeting.


NOTE 3 - Investment Securities
Purchases of investments, other than short-term securities, aggregated $8,351,516, $9,154,662, $60,054,974, $8,726,335 and $5,991,331 for the Citizens
Income Portfolio, Citizens Index Portfolio, Citizens Emerging Growth Portfolio, Citizens Global Equity Portfolio and Muir California Tax-Free Income Portfolio, respectively, for the period ended December 31, 1996. Sales of investments, other than short-term securities, aggregated $7,225,544, $1,830,797, $46,817,185, $5,356,113 and $7,144,098 for the Citizens Income Portfolio,
Citizens Index Portfolio, Citizens Emerging Growth Portfolio, Citizens Global Equity Portfolio and Muir California Tax-Free Income Portfolio, respectively, for the period ended December 31, 1996.


The amount of unrealized appreciation (depreciation) of investments as of December 31, 1996 is as follows:


                       ----------------   ---------------   ---------------
                                                            Emerging Growth
                       Income Portfolio   Index Portfolio      Portfolio
                       ----------------   ---------------   ---------------
Gross Appreciation        $770,425         $50,614,508        $3,634,525
Gross Depreciation        (205,918)         (3,412,685)       (2,746,457)
                          --------         -----------        ----------
Net Appreciation          $564,507         $47,201,823          $888,068



                       -------------     ------------------------
                       Global Equity     Muir California Tax-Free
                         Portfolio          Income Portfolio
                       -------------     ------------------------
Gross Appreciation      $3,583,874            $275,211
Gross Depreciation        (531,350)            (14,597)
                        ----------            --------
Net Appreciation        $3,052,524            $260,615

Investments have the same cost for tax and financial statement purposes.


NOTE 4 - Restricted Securities
On December 31, 1996 the Citizens Index Portfolio held restricted securities (i.e., securities which may not be publicly sold without registration under the Securities Act of 1933 ( the "1933 Act") or without an exemption under the 1933
Act). These securities are valued at fair value as determined by the Board of Trustees. On December 31, 1996, and on the acquisition dates of the restricted securities, there were no market quotations available for unrestricted securities of the same class. Dates of acquisition and costs of restricted securities are as follows:

                                         Date of Acquisition          Cost
Energia Global, Series A Conv. Pfd.         April 1, 1993         $250,000
Vulcan Power Co., Class A                   June 1, 1993           300,000
                                                                  --------
Total                                                             $550,000

At December 31, 1996, the cost and market value of Energia Global were the same. Vulcan Power had a market value on December 31, 1996 of $25,000. Total restricted securities represented 0.16% of net assets.

NOTE 5 - Capital Shares
Transactions in capital stock were as follows:



                     ------------------------------------------------------------------------------------------------------------
                                                            Working Assets Money Market Portfolio
                       Retail Class     Retail Class    Retail Class    Retail Class   Institutional Class   Institutional Class
                     ------------------------------------------------------------------------------------------------------------
                       Period ended     Period ended      Year ended      Year ended          Period ended          Period ended
                     Dec. 31, 1996*   Dec. 31, 1996*   June 30, 1996   June 30, 1996        Dec. 31, 1996*        Dec. 31, 1996*
                          Shares           Value           Shares          Value              Shares                  Value
Shares sold              43,011,135      $43,011,135      89,524,066     $89,524,066             7,410,163            $7,410,163
Shares redeemed         (42,027,350)     (42,027,350)   (112,854,324)   (112,854,324)           (5,854,177)           (5,854,177)
Shares issued
  in reinvestment
  of distributions        1,345,413        1,345,413       4,044,997       4,044,997               320,194               320,194
Net increase            ===========      ===========    ============    ============            ==========            ==========
  (decrease)              2,329,198       $2,329,198     (19,285,261)   $(19,285,261)            1,876,180            $1,876,180



                       -----------------------------------------
                        Working Assets Money Market Portfolio
                       Institutional Class   Institutional Class
                       -----------------------------------------
                                Year ended            Year ended
                             June 30, 1996         June 30, 1996
                                Shares                  Value
Shares sold                     18,169,824            $18,169,824
Shares redeemed                 (3,884,469)            (3,884,469)
Shares issued
  in reinvestment
  of distributions                 253,610                253,610
Net increase                    ==========            ===========
  (decrease)                    14,538,965            $14,538,965



                     ------------------------------------------------------------------------------------------------------------
                                                            Citizens Index Portfolio
                       Retail Class     Retail Class    Retail Class    Retail Class   Institutional Class   Institutional Class
                     ------------------------------------------------------------------------------------------------------------
                       Period ended     Period ended      Year ended      Year ended          Period ended          Period ended
                     Dec. 31, 1996*   Dec. 31, 1996*   June 30, 1996   June 30, 1996        Dec. 31, 1996*        Dec. 31, 1996*
                          Shares           Value           Shares          Value              Shares                  Value
Shares sold               1,159,266      $16,236,931       2,251,655     $27,976,155               102,201            $1,182,294
Shares redeemed           (689,146)       (9,630,710)     (1,805,346)    (22,418,230)              (61,780)             (716,980)
Shares issued
  in reinvestment
  of distributions          105,819        1,574,591          66,739         808,873                10,317               125,759
                          =========      ===========       =========     ===========               =======            ==========
Net increase                575,940       $8,180,813         513,048      $6,366,798                50,737              $591,072



                       -----------------------------------------
                                Citizens Index Portfolio
                       Institutional Class   Institutional Class
                       -----------------------------------------
                                Year ended            Year ended
                             June 30, 1996         June 30, 1996
                                Shares                  Value
Shares sold                        687,394            $7,237,544
Shares redeemed                     (3,661)              (40,010)
Shares issued
  in reinvestment
  of distributions                       -                     -
                                   =======            ==========
Net increase                       683,733            $7,197,534

                     ---------------------------------------------------------------
                                   Citizens Emerging Growth Portfolio
                     ---------------------------------------------------------------
                       Period ended     Period ended      Year ended      Year ended
                     Dec. 31, 1996*   Dec. 31, 1996*   June 30, 1996   June 30, 1996
                          Shares           Value           Shares          Value
Shares sold               2,260,662      $33,210,814       1,982,405     $27,359,334
Shares redeemed         (1,076,605)      (15,883,596)       (584,334)     (8,250,469)
Shares issued
  in reinvestment
  of distributions          319,763        4,249,652         154,700       1,800,710
                          =========      ===========       =========     ===========
Net increase              1,503,820      $21,576,870       1,552,771     $20,909,575

*Unaudited

36 Citizens Trust Semi-Annual Report

                                ---------------------------------------------------------------
                                                        E[bullet]fund
                                ---------------------------------------------------------------
                                  Period ended     Period ended      Year ended      Year ended
                                Dec. 31, 1996*   Dec. 31, 1996*   June 30, 1996   June 30, 1996
                                   Shares           Value           Shares          Value
Shares sold                       30,981,031       $30,981,031        19,817,895      $19,817,895
Shares redeemed                  (24,528,585)      (24,528,585)       (8,955,215)      (8,955,215)
Shares issued
  in reinvestment
  of distributions                   343,888           343,888           219,542          219,542
                                   =========        ==========        ==========      ===========
Net increase                       6,796,334        $6,796,334        11,082,222      $11,082,222



                                ---------------------------------------------------------------
                                                 Citizens Income Portfolio
                                ---------------------------------------------------------------
                                  Period ended     Period ended      Year ended      Year ended
                                Dec. 31, 1996*   Dec. 31, 1996*   June 30, 1996   June 30, 1996
                                   Shares           Value           Shares          Value
Shares sold                          424,790        $4,429,152           960,101      $10,068,858
Shares redeemed                     (358,582)       (3,738,974)         (888,785)      (9,284,121)
Shares issued
  in reinvestment
  of distributions                    72,117           749,731           167,102        1,746,427
                                     =======        ==========           =======       ==========
Net increase                         138,325        $1,439,909           238,418       $2,531,164



                                ---------------------------------------------------------------
                                               Citizens Global Equity Portfolio
                                ---------------------------------------------------------------
                                  Period ended     Period ended      Year ended      Year ended
                                Dec. 31, 1996*   Dec. 31, 1996*   June 30, 1996   June 30, 1996
                                   Shares           Value           Shares          Value
Shares sold                            412,331       $4,915,913          568,325     $6,383,820
Shares redeemed                        (83,813)      (1,007,779)        (157,671)    (1,763,879)
Shares issued
  in reinvestment
  of distributions                           -                -           11,437        121,800
                                       =======       ==========          =======     ==========
Net increase                           328,518       $3,908,134          422,091     $4,741,741



                                ---------------------------------------------------------------
                                            Muir California Tax-Free Income Portfolio
                                ---------------------------------------------------------------
                                  Period ended     Period ended      Year ended      Year ended
                                Dec. 31, 1996*   Dec. 31, 1996*   June 30, 1996   June 30, 1996
                                   Shares           Value           Shares          Value
Shares sold                             48,253         $765,668           58,015       $915,810
Shares redeemed                       (149,794)      (2,372,718)        (224,461)    (3,534,455)
Shares issued
  in reinvestment
  of distributions                      10,811          171,473           30,073        476,088
                                       =======      ===========         ========    ===========
Net increase                           (90,730)     ($1,435,577)        (136,373)   $(2,142,557)

*Unaudited

Note 6 - Custody of Securities
Under an agreement with the Custodian, custody fees are reduced by credits for cash balances. Such reductions totalled $150,713 for the Trust during the period ended December 31, 1996.

1996 Semi-annual report service providers

Distributor
Citizens Securities
One Harbour Place, Portsmouth, NH 03801
800-223-7010 [bullet]603-436-5152

Manager
Citizens Advisers
111 Pine Street, San Francisco, CA 94111
One Harbour Place, Portsmouth, NH 03801
800-223-7010

Trustees
William D. Glenn II, Co-Chair; Azie Taylor Morton, Co-Chair,
Audit Chair; Sophia Collier; Lokelani Devone Juliana Eades;
J.D. Nelson; Ada Sanchez

Custodian
State Street Bank and Trust Company
Boston, MA

Transfer Agent & Dividend Disbursing Agent
PFPC Inc.
Wilmington, DE

Legal Counsel
Bingham, Dana & Gould, LLP
Boston, MA

Independent Auditors
Tait, Weller & Baker
Philadelphia, PA


World Wide Web Address: http://www.efund.com
(C) 1997 Citizens Advisers
Printed on recycled paper using soy-based inks.



This report is submitted for the general information of the shareholders of the Citizens Portfolios. This report is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus which contains more information about the Portfolio's charges and expenses. Please read the prospectus carefully before investing.

                                      Notes

[BACK COVER]



Citizens Trust
One Harbour Place
Suite 525
Portsmouth, NH
03801




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Semi-Annual Report
1996

The Citizens Index
Has Performed like
A Clean machine